UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Paul B. Goucher, Esq. Columbia Management Investment Advisers, LLC 100 Park Avenue New York, New York 10017

P. Zachary Egan Columbia Acorn Trust 227 West Monroe Street, Suite 3000 Chicago, Illinois 60606

Mary C. Moynihan Perkins Coie LLP 700 13th Street, NW Suite 600 Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT

June 30, 2015

COLUMBIA WANGER FUNDS

Managed by Columbia Wanger Asset Management, LLC

WANGER INTERNATIONAL

Wanger International

2015 Semiannual Report

1	Understanding Your Expenses
2	Battery Technology and its Implications
4	Performance Review
6	Statement of Investments
16	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
22	Board Approval of the Advisory Agreement
24	Results of Special Meeting of Shareholders

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2015, CWAM managed $27 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks and expenses of the Fund before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectuses for the Fund and your variable contract carefully before investing.

The views expressed in "Battery Technology and its Implications" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Wanger International 2015 Semiannual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2015 – June 30, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International	1,000.00	1,000.00	1,051.60	1,019.44	5.49	5.41	1.08

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Wanger International 2015 Semiannual Report

Battery Technology and its Implications

Battery History

Alessandro Volta was a professor of physics at the University of Pavia in Italy at a time of great debate about electricity. He was also a skilled maker of scientific instruments, including machines that could generate an electrostatic charge. After reading a paper noting a torpedo fish could create electric shocks, and proposing that the process creating the charge could be imitated, Volta created the undisputed first battery.1 As described in a paper he wrote in March 1800, the battery consisted of a column of zinc and copper discs separated by brine-soaked cardboard.2

Within months, others were making variations of Volta's battery and improved versions were developed. The batteries were largely used in laboratory equipment, often to enable electrolysis, which resulted in scientific discoveries such as the separation of water into oxygen and hydrogen, as well as discoveries of other elements including sodium and magnesium.3 For several decades, electroplating of metal appears to have been the primary commercial use of batteries.4

All batteries have anode and cathode electrodes as well as an acid or alkaline electrolyte, which facilitates movement of electricity between the electrodes. Components in existing batteries have been refined over time and often later replaced by new materials. In 1839, Sir William Robert Grove, a Welsh judge and physical scientist, made a version utilizing zinc in sulfuric acid and platinum in nitric acid, which produced a then-powerful charge of 1.8 volts but emitted poisonous nitric oxide gas. In the 1850s, German chemist Robert Bunsen created a much cheaper version of Grove's battery by substituting carbon for platinum.5

Telegraphs were developed in the 1830s and 1840s, and became widespread after inventor Samuel Morse's 1844 Washington, D.C. to Baltimore link. That initial line used huge Grove batteries at both ends plus 150-pound Grove batteries at relay points in between. Within 30 years there were 650,000 land miles of telegraph cable6 and, since telegraphs then needed battery powered relays every few miles to boost their signals, commercial demand for batteries boomed. Telegraph office batteries initially needed regular care on strict schedules. The electrodes had to be cleaned or replaced, and the electrolyte needed replenishing.7

The first practical rechargeable battery was developed in 18598 by French physicist Gaston Planté using lead because it was readily available, cheap and amenable to recharging.9 The next battery breakthrough came in 1866 when French engineer Georges Leclanché created a simple, cheap battery consisting of a glass jar with manganese dioxide and zinc electrodes, a small bar of carbon, and an ammonium chloride electrolyte, which was then a common household chemical (sal ammoniac) used in cleaning and baking. This was the first battery not to use acid and, when discharged, replacing the sal ammoniac would revitalize it. Millions were produced for telegraphs, doorbells and telephones, though the battery was good only for intermittent use.10

German chemist Carl Gassner in 1887 patented his "dry cell" battery, consisting of a zinc can as the anode, ammonium chloride and plaster of paris as a dry electrolyte and carbon as the cathode. Producing a steady 1.5 volts, this was apparently the first battery requiring no maintenance. This compact six-inch long battery was durable and was mass-produced to power alarm clocks and bicycle lights.11

Batteries powered many of the first cars. The 1894 Electrobat had 1,500 pounds of lead-acid batteries.12 Of the 4,200 automobiles sold in the United States in the year 1900, battery powered cars were the most popular, followed by steam powered cars. Fewer than 1,000 were powered by gasoline.13

American inventor and businessman Thomas Edison was a proponent of battery-powered cars, and was determined to create a new rechargeable battery with triple the capacity of the lead-acid battery.14 His team experimented with hundreds of different compounds for a better automotive battery. When chided about failed experiments, he said, "No, I didn't fail. I discovered 24,999 ways that the storage battery does not work."15 Ultimately he developed a battery with nickel and iron electrodes and a potassium-based electrolyte that outperformed existing lead-acid batteries by 233%.16 But it was expensive and gasoline-powered cars dominated once the automatic starter (as opposed to a crank) became ubiquitous.

In the 1950s, inventor Samuel Ruben created the alkaline manganese battery in a new AAA size, and licensed it to Mallory, which later became Duracell. That battery was popular in

Kodak flash cameras. Canadian-American chemist Lewis Urry of Eveready invented the modern alkaline battery in 1959.17 His primary innovation was to use powdered zinc, which has dramatically more surface area than solid zinc. Labelled the Energizer, it had 40 times the capacity of the then-ubiquitous zinc-carbon battery.18

As power-hungry portable electronics took off after 1980, the quest for high energy, rechargeable batteries intensified. Nickel-cadmium batteries were invented, but had a "memory effect," which reduced capacity if recharged before depletion, and contained toxic cadmium. Nickel-metal-hydride batteries were also developed, powering cell phones and the first hybrid cars. These batteries had high capacity for the time, but tended to self-discharge when not in use.

Lithium Batteries

Chemists were long aware of lithium's potential in batteries. Lithium is the lightest metal, has half the density of water and, pound per pound, a lithium battery should be able to produce 30 times the energy of a lead-acid battery. However, lithium is too volatile to exist by itself in nature. It will burn or explode when exposed to air and pure lithium must be stored in oil to prevent it from reacting.

Exxon had a venture capital division that recruited British chemist Stanley Whittingham in the 1970s to pursue development of lithium batteries. Whittingham created a coin-sized battery with a lithium-aluminum alloy and a sulfide electrode. The first rechargeable lithium battery was used in a solar-powered watch shipped in 1977. But larger batteries ignited in Exxon's laboratories, and Exxon later exited the business and sold its patents. 19

John Goodenough achieved the breakthrough in lithium batteries. A University of Chicago Ph.D. working at Oxford, he experimented with metal oxides, which could be charged and discharged at higher voltages than sulfides. He also realized that as lithium ions migrate from a sulfide-based cathode, sections of the cathode tend to hollow out and collapse, reducing the ability of the battery to be recharged. Metal oxides in the cathode, in effect, reinforce its structure.

In 1980, Goodenough's team announced the lithium-cobalt-oxide battery.20 His belief in oxides proved correct, as the battery produced about 4 volts versus the 2.4 volts Whittingham

Wanger International 2015 Semiannual Report

achieved.21 "It was the first lithium-ion cathode with the capacity to power both compact and relatively large devices...far superior to anything on the market," said author Steve Levine in his recently published book, The Powerhouse.22 Yet because the battery was unusual, no companies in Europe or the Americas licensed it.

South African Ph.D. Mike Thackeray joined Goodenough during a stint at Oxford and helped invent a nickel-manganese-cobalt (NMC) cathode in place of Goodenough's lithium-cobalt-oxide. The NMC version has less safety risk than Goodenough's first lithium battery and theoretically should provide more energy.23 A version of this battery is used in the Chevrolet Volt.

Battery research funding diminished in the United States during the 1980s, a period of low oil prices and excitement about superconductivity. In Japan, however, battery research continued in earnest. After a decade of work, Japanese researcher Akira Yoshino combined Goodenough's lithium-cobalt-oxide cathode with a carbon anode and, in 1991, Sony shipped a resulting lithium-ion battery for small electronic devices. Later, Sony changed the anode to graphite, which was benign and better absorbed lithium ions, resulting in more power for longer periods. The Sony batteries were wildly successful, spurring knockoffs as well as additional lithium battery research.24

Electric Cars and Other Uses for Batteries

Improving performance and dropping costs have enabled much more sophisticated portable electronics but the biggest potential market for batteries is in automobiles. Thomas Edison said that the internal combustion engine would be a bridge between generations of battery powered cars, and he yet could be proven right (albeit late).25

The basic physics problem confronting battery powered vehicles is the energy density of gasoline versus batteries. A kilogram of gasoline contains about 12,700 watt hours of energy,26 while lithium batteries currently used in automobiles have energy densities ranging from 155 to 233 watt hours per kilogram.27 However, electric motors are over 90% efficient, three times that of gasoline engines,28 and electric vehicles can recapture up to half of energy expended through regenerative breaking,29 reducing the effective energy density gap somewhat.

Another key use for improved batteries is within the electric grid. Renewable power from solar and wind is by nature intermittent, and higher capacity, lower cost batteries will allow the adoption of more renewable energy. As battery performance improves and costs fall, expect to see more electric automobiles and renewable energy.

Potential Breakthroughs

In his book, Levine describes the inventions of various forms of lithium batteries and Argonne National Laboratory's successful effort to win funding as The Joint Center for Energy Storage Research. Argonne's goal is another battery breakthrough, achieving five times the performance at one-fifth the cost in five years. The Joint Center is looking beyond lithium. Argonne's senior scientist George Crabtree notes that new concepts, such as use of materials with double ions, use of reactions on the electrode surface instead of inside them and liquid electrodes, are worth exploring.

Investment Implications

Predicting which battery technology will succeed and which battery companies will profit is extremely difficult and risky. I've been on numerous battery technology wild goose chases, and can vaguely recall talking to Argonne researchers back in the late 1970s. The Columbia Wanger Funds' shareholders have instead benefited from investing downstream, in companies that prospered from improved battery technology. For example, domestic funds had profitable investments in cell phone service providers as the industry consolidated years ago, and more recently in cell tower companies.

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  In 1936 in Eastern Iraq, archeologist Wilhelm Koenig found a five- by three-inch broken clay jar that held a rolled sheet of copper and an iron rod. It dated back to between 200 BC and 200 AD. Koenig realized that with an acid or alkaline liquid, the device would be a functioning battery. Several similar jars have since been found. Google "Baghdad battery" to pursue the mystery and controversy.

2  Seth Fletcher, Bottled Lightning: Superbatteries, Electric Cars, and the New Lithium Economy (New York, Hill and Wang, 2011), p. 11.

3  Henry Schlesinger, The Battery: How Portable Power Sparked a Technological Revolution (New York, HarperCollins, 2010), p. 77.

4  Ibid., p. 50, 65.

5  Ibid., p. 96.

6  Ibid., p. 110, 130.

7  Ibid., p. 139.

8  Fletcher, op. cit., p. 13.

9  Schlesinger, op. cit., p. 145.

10  Ibid., p. 142-143.

11  Ibid., p. 179.

12  Ibid., p. 174.

13  Jim Motavalli, High Voltage: The Fast Track To Plug In the Auto Industry (New York, Rodale, 2011), p. xii.

14  Fletcher, op. cit., p. 14.

15  Schlesinger, op. cit., p. 174.

16  Fletcher, op. cit., 15.

17  NNDB website: nndb.com/people/004/000206383. Accessed April 2, 2015.

18  Schlesinger, op. cit., p. 250.

19  Steve Levine, The Powerhouse: Inside the Invention of a Battery to Save the World (New York, Viking, 2015), p. 21.

20  Ibid., p. 25.

21  Fletcher, op. cit., p. 44.

22  Levine, op. cit., p. 25.

23  Ibid., p. 41-44.

24  Ibid., p. 35.

25  Schlesinger, op. cit., p. 174.

26  Hypertextbook website: hypertextbook.com/facts/2003/ArthurGolnik.shtml. Accessed April 1, 2015.

27  Luke Ottaway, "What Makes Tesla's Batteries So Great?" Torque News, October 19, 2014, on website at: torquenews.com/2250/what-makes-tesla-s-batteries-so-great. Accessed April 3, 2015.

28  Tobias Fleiter and Wolfgang Eichhammer, "Energy efficiency in electric motor systems: Technology, saving potentials and policy options for developing countries," Working Paper 11/2011 published by United Nations Industrial Development Organization, p. 5, unido.org. Accessed April 21, 2015.

29  Source: ProEv Inc. article titled, "Regenerative Braking Efficiency," 2015.

Wanger International 2015 Semiannual Report

Performance Review Wanger International

Louis J. Mendes Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on the inside cover of this report.

Wanger International gained 5.16% in the first half of 2015. This compares to the 7.97% gain of the Fund's primary benchmark, the S&P Global ex-U.S. Between $500M and $5B® Index, for the same period.

The majority of the Fund's underperformance for the half year was the result of weak relative performance in Asia, excluding Japan, which comprised roughly 27% of both the Fund and the benchmark. The strong rally in Chinese domestic shares (described in more detail below) helped lift China-related shares listed in Hong Kong in the benchmark nearly 25%, and the Fund's China-related holdings did not keep pace. In Hong Kong itself, Fund holdings continued to be negatively impacted by weak domestic demand in consumer stocks, as well as the continued decline in the Macau gaming sector. Elsewhere in Asia, underperformance in Korea was primarily due to the Fund's lack of holdings in the health care sector, which rallied over 100% on positive news regarding drug approvals. On the upside, in Japan, where the Fund's weight roughly matched that of the benchmark, good stock selection helped Fund stocks outperform the benchmark during the period.

Although the principal Chinese stock exchanges in Shanghai and Shenzen are by regulation inaccessible to most non-Chinese investors, including the Fund, this so-called "A-share market" is the world's second largest equity market, calculated in U.S. dollars.* In the 12 months ended June 30, 2015, the Shanghai A and Shenzen A share indexes rose 109% and 125%, respectively, inclusive of a major correction in June. The rally has captured the imagination of millions of new domestic Chinese investors who have rushed to open brokerage accounts and speculate in the market. Margin lending reached record highs in June, representing an estimated 12% of the free-float market capitalization of marginable stocks, according to Reuters. The launch in November 2014 of the "Shanghai-Hong Kong Connect," a partnership between the Hong Kong and Shanghai exchanges that allows traders registered on each exchange to invest in stocks on the other, was thought to be the global investors' gateway into the China A-share market. In fact, it has resulted to date in large amounts of money flowing from Chinese investors into shares listed on the Hong Kong exchange, significantly bolstering that market.

Given this market environment, Wanger International's underweight in China-related shares has hurt relative performance, but we have been skeptical of the hype around the Shanghai-Hong Kong Connect and the rapid rise in speculation by Chinese investors, which we believe warrant caution for global investors like the Fund. We continue to be cautious about allocating capital in the region, although we have recently initiated some new positions there, as discussed below. The Chinese political leadership has been engaged for some time in a very public project to transform its large economy from one that has been almost solely export-oriented and investment-led, into one more focused on its internal market and meeting the needs of the Chinese consumer and citizen. This re-orientation is necessitated by an economic growth imperative in light of industrial capacity overinvestment and increasing demands for an enhanced quality of life. In recent months, some elements of a policy framework designed to address these goals have become clearer, which we believe create some attractive opportunities for long-term investors like the Fund. In particular, we like the prospects for entrepreneurial Chinese companies focused on health care, certain types of infrastructure development, and meeting the goals of evolving environmental regulation.

Consistent with this view, we have recently increased the Fund's exposure to China, although it remains slightly underweight compared to the benchmark. We initiated positions in China Everbright International, a municipal waste-to-energy operating facility, and SIIC Environment, a municipal water treatment operator, both of which will benefit from efforts to clean up a highly polluted environment after years of heavy industrial growth. Another new position, Phoenix Healthcare Group, has been winning contracts to manage public hospitals, and through modern organizational and information systems, it is increasing health care delivery standards while turning around loss-making, former state-managed operations. At June 30, the Fund's exposure to China (through Hong Kong-listed, Singapore-listed and U.S.-listed shares) was approximately 6%, compared to 3% at December 31, 2014.

During the first half of 2015, there was significant world focus and dramatic headlines about the potential exit of Greece from the eurozone and the possible impact. While a Greek exit from the common euro currency cannot be ruled out, we think that it is an unlikely outcome and one that entails little contagion risk for the rest of Europe because of the way the debt is held. Whatever the outcome, we do not believe it would portend a broader dissolution of the eurozone. Consequently, we have not modified the Fund's portfolio to anticipate this scenario. We remain overweight in Europe relative to the benchmark by approximately three percentage points.

* Data source: the World Federation of Exchanges.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

China Everbright International	0.6%
SIIC Environment	0.3
Phoenix Healthcare Group	0.2

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Wanger International 2015 Semiannual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through June 30, 2015

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedle.com/us.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through June 30, 2015, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/15

1. Charles Taylor (United Kingdom) Insurance Services	1.5%
2. Coronation Fund Managers (South Africa) South African Fund Manager	1.2
3. SimCorp (Denmark) Software for Investment Managers	1.0
4. CCL Industries (Canada) Global Label Converter	1.0
5. Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	1.0
6. Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	1.0
7. Spotless (Australia) Facility Management & Catering Company	0.9
8. Spirax Sarco (United Kingdom) Steam Systems for Manufacturing & Process Industries	0.9
9. Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	0.8
10. Partners Group (Switzerland) Private Markets Asset Management	0.8

Top 5 Countries

As a percentage of net assets, as of 6/30/15

Japan	21.5%
United Kingdom	11.3
Taiwan	5.3
China	5.1
Canada	4.5

Results as of June 30, 2015

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger International	0.83%	5.16%	-5.08%	10.46%	9.27%
S&P Global Ex-U.S. Between $500M and $5B Index**	2.91	7.97	-1.52	9.91	8.20
MSCI EAFE Index (Net)	0.62	5.52	-4.22	9.54	5.12

NAV as of 6/30/15: $27.86

* Not annualized.

** The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

The Fund's annual operating expense ratio of 1.05% is stated as of the Fund's prospectus dated May 1, 2015, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2015 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Equities – 96.7%
	Asia – 48.4%
	Japan – 21.5%
202,000	NGK Insulators Ceramic Products for Auto, Power & Electronics	$5,197,676
252,100	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	4,720,767
153,000	Glory Currency Handling Systems & Related Equipment	4,526,383
88,400	FamilyMart Convenience Store Operator	4,065,088
305,000	Ushio Industrial Light Sources	3,970,070
2,400	Orix JREIT Diversified REIT	3,456,764
123,300	NGK Spark Plug Automobile Parts	3,414,693
78,000	JIN (a) Eyeglasses Retailer	3,362,122
414,000	NOF Specialty Chemicals, Life Science & Rocket Fuels	3,321,387
23,150	Hirose Electric Electrical Connectors	3,316,902
118,000	Aeon Financial Service Diversified Consumer-related Finance Company in Japan	3,273,855
856,000	Aozora Bank Commercial Bank	3,229,700
105,000	Recruit Holdings Recruitment & Media Services	3,201,898
224,000	Santen Pharmaceutical Specialty Pharma (Ophthalmic Medicine)	3,169,315
65,100	Kintetsu World Express Airfreight Logistics	2,921,535
71,240	Ariake Japan Commercial Soup & Sauce Extracts	2,915,351
592,000	IHI Industrial Conglomerates	2,756,455
55,500	Ezaki Glico Confectionary, Ice Cream & Dairy Products	2,756,286
254,000	Nippon Kayaku Functional Chemicals, Pharmaceuticals & Auto Safety Systems	2,738,440
121,700	OSG Consumable Cutting Tools	2,608,744
Number of Shares		Value
122,800	Tamron Camera Lenses	$2,591,606
515	Kenedix Office Investment Tokyo Mid-size Office REIT	2,579,548
229,500	Moshi Moshi Hotline Call Center Operator	2,567,895
56,400	OBIC Computer Software	2,514,466
46,000	Japan Airport Terminal Airport Terminal Operator at Haneda	2,503,576
53,400	Otsuka One-stop IT Services & Office Supplies Provider	2,492,799
142,000	Park24 Parking Lot Operator	2,430,966
28,900	Disco Semiconductor Dicing & Grinding Equipment	2,389,128
134,700	Doshisha Consumer Goods Wholesaler	2,388,519
166,200	Misumi Group Industrial Components Distributor	2,359,493
107,000	Suruga Bank Regional Bank	2,292,061
127,000	Toto Toilets & Bathroom Fittings	2,289,033
95,100	Aica Kogyo Laminated Sheets, Building Materials & Chemical Adhesives	2,209,066
78,000	Nippon Paint Holdings Paints for Automotive, Decorative & Industrial Usage	2,198,088
140,589	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	2,178,174
85,000	Nabtesco Machinery Components	2,132,118
26,900	Rinnai Gas Appliances for Home & Commercial Use	2,118,244
100,000	Stanley Electric Automobile Lighting & LED Equipment	2,082,682
82,700	Benesse Education Service Provider	2,073,240
106,000	Daiseki Waste Disposal & Recycling	2,050,454
69,300	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	2,043,458

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Japan – 21.5% (cont)
57,800	Kaken Pharmaceutical Pharmaceutical & Agrochemical Producer	$2,017,884
212,000	Dowa Holdings Environmental/Recycling, Nonferrous Metals, Electric Material & Metal Processing	2,003,449
1,000	Japan Retail Fund Retail REIT in Japan	1,999,689
176,800	Asahi Diamond Industrial Consumable Diamond Tools	1,991,908
432	Industrial & Infrastructure Fund Industrial REIT in Japan	1,950,723
47,800	Nakanishi Dental Tools & Machinery	1,888,536
32,000	Hoshizaki Electric Commercial Kitchen Equipment	1,882,223
58,520	Milbon Hair Products for Salons	1,862,143
27,500	Hikari Tsushin Office IT/Mobiles/Insurance Distribution	1,853,445
126,000	Nippon Shokubai Producer of Acrylic Acid & Super Absorbent Polymers Used in Disposable Diapers	1,723,560
64,900	Icom Two Way Radio Communication Equipment	1,634,452
153,166	Nihon Parkerizing Metal Surface Treatment Chemicals & Processing Service	1,553,633
30,000	MonotaRO Online Maintenance, Repair & Operations Goods Distributor in Japan	1,316,931
8,900	Asahi Intecc Medical Guidewires for Surgery	609,751
6,100	Cocokara Fine Drugstores	209,840
		141,906,212
	Taiwan – 5.3%
698,000	President Chain Store Convenience Chain Store Operator in Taiwan	4,907,252
33,000	Largan Precision Mobile Device Camera Lenses & Modules	3,766,977
2,279,000	Vanguard International Semiconductor Semiconductor Foundry	3,636,888
Number of Shares		Value
689,000	Novatek Microelectronics Display Related Integrated Circuit Designer	$3,323,308
1,300,000	Far EasTone Telecom Mobile Operator in Taiwan	3,142,396
538,000	Delta Electronics Industrial Automation, Switching Power Supplies & Passive Components	2,752,338
161,156	PChome Online Taiwanese Internet Retail Company	2,660,227
164,000	St. Shine Optical Disposable Contact Lens Original Equipment Manufacturer	2,606,888
159,500	Ginko International Contact Lens Maker in China	2,004,726
259,349	Advantech Industrial PC & Components	1,780,779
1,395,803	Lite-On Technology Mobile Device, LED & PC Server Component Supplier	1,637,602
128,000	Voltronic Power Uninterruptible Power Supply Products	1,613,217
69,000	Silergy Chinese Provider of Analog & Mixed Digital Integrated Circuits	710,715
260,000	Chroma Ate Automatic Test Systems, Testing & Measurement Instruments	574,618
		35,117,931
	China – 5.1%
2,250,000	CAR Inc (b) Consolidator of Chinese Auto Rental Sector	4,781,743
2,300,000	China Everbright International Municipal Waste Operator	4,119,296
7,180,000	Sihuan Pharmaceuticals (c) Chinese Generic Drug Manufacturer	3,243,045
65,000	WuXi PharmaTech – ADR (b) Contract Research Organization in China	2,746,900
48,039	BitAuto – ADR (b) Automotive Information Website for Buyers & Dealers	2,452,391
8,500,000	Jiangnan Group Cable & Wire Manufacturer	2,442,243
2,814,000	Chongqing Rural Commercial Bank Rural Commercial Bank	2,250,835

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	China – 5.1% (cont)
636,000	Shanghai Industrial Shanghai State Owned Enterprise	$2,153,376
1,208,000	TravelSky Technology Chinese Air Travel Transaction Processor	1,776,989
3,300,000	AMVIG Holdings Chinese Tobacco Packaging Material Supplier	1,702,885
844,000	Phoenix Healthcare Group Private Hospital Management Group	1,605,440
3,446,000	NewOcean Energy Southern China Liquefied Petroleum Gas Distributor	1,599,490
1,370,000	Sino Biopharmaceutical Pharmaceutical Developer	1,588,339
32,000	51job – ADR (a) (b) Integrated Human Resource Services	1,063,680
		33,526,652
	Korea – 3.9%
18,071	CJ Corp Holding Company of Korean Consumer Conglomerate	4,787,623
40,055	KT&G Tobacco & Ginseng Products	3,407,790
12,500	Nongshim Instant Noodles, Snacks & Bottled Water	3,250,666
245,695	CJ Hellovision Cable TV, Broadband & Mobile Virtual Network Operator	2,818,939
95,855	LF Corp Apparel Design & Retail	2,600,181
5,437	KCC Paint & Housing Material Manufacturer	2,392,428
41,784	LS Industrial Systems Electrical & Automation Equipment	1,709,421
63,234	Hyundai Marine & Fire Insurance Property & Casualty Insurance	1,670,349
103,500	Cheil Worldwide (b) Advertising	1,602,231
42,115	Grand Korea Leisure 'Foreigner Only' Casino Group in Korea	1,174,214
3,643	Koh Young Technology Inspection Systems for Printed Circuit Boards	134,080
		25,547,922
Number of Shares		Value
	India – 3.2%
1,150,794	Zee Entertainment Enterprises Indian Programmer of Pay Television Content	$6,642,042
533,178	Bharti Infratel Communications Towers	3,742,628
118,525	Container Corporation of India Railway Cargo Services	3,117,419
512,888	Adani Ports & Special Economic Zone Indian West Coast Shipping Port	2,475,392
76,280	Colgate Palmolive India Consumer Products in Oral Care	2,441,281
158,970	United Breweries Indian Brewer	2,327,596
43,941	Amara Raja Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market	608,400
		21,354,758
	Singapore – 2.8%
950,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	5,518,691
4,500,000	Mapletree Commercial Trust Retail & Office Property Landlord	4,893,652
707,000	Petra Foods Chocolate Manufacturer in Southeast Asia	1,837,250
12,462,300	SIIC Environment (b) Waste Water Treatment Operator	1,802,941
1,905,500	China Everbright Water (b) Waste Water Treatment Operator	1,394,226
879,888	Mapletree Industrial Trust Industrial Property Landlord	1,019,266
1,160,934	Mapletree Logistics Trust Industrial Property Landlord	974,017
685,890	CDL Hospitality Trust Hotel Owner Operator	830,086
		18,270,129
	Hong Kong – 2.1%
5,316,000	Mapletree Greater China Commercial Trust Retail & Office Property Landlord	4,024,301
900,000	Samsonite International Mass Market Luggage & Travel Accessories	3,107,317

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Hong Kong – 2.1% (cont)
96,000	Melco Crown Entertainment – ADR (a) Macau Casino Operator	$1,884,480
1,200,000	Melco International Macau Casino Operator	1,694,196
942,000	Vitasoy International Hong Kong Soy Food Brand	1,604,118
648,500	Lifestyle International Mid- to High-end Department Store Operator in Hong Kong & China	1,203,040
		13,517,452
	Indonesia – 1.5%
2,028,900	Matahari Department Store Department Store Chain in Indonesia	2,514,614
2,580,000	Tower Bersama Infrastructure Communications Towers	1,785,149
4,169,000	Link Net (b) Fixed Broadband & Cable TV Service Provider	1,586,925
26,000,000	Ace Indonesia Home Improvement Retailer	1,256,504
5,185,021	Surya Citra Media Free to Air TV Station in Indonesia	1,115,887
18,253,400	Arwana Citramulia Ceramic Tiles for Home Decoration	725,618
340,117	Mayora Indah Consumer Branded Food Manufacturer	662,880
4,860,000	MNC Sky Vision (b) Satellite Pay TV Operator in Indonesia	528,558
		10,176,135
	Philippines – 1.1%
2,967,000	Puregold Price Club Supermarket Operator in the Philippines	2,433,426
493,000	Universal Robina Branded Consumer Food Manufacturer in the Philippines	2,119,806
1,136,000	Robinsons Retail Holdings Multi-format Retailer in the Philippines	1,875,697
7,468,300	Melco Crown (Philippines) Resorts (b) Integrated Resort Operator in Manila	847,661
		7,276,590
Number of Shares		Value
	Thailand – 1.0%
366,900	Airports of Thailand Airport Operator of Thailand	$3,284,116
9,669,944	Home Product Center Home Improvement Retailer	1,929,066
1,264,400	Robinson Department Store Department Store Operator in Thailand	1,672,770
		6,885,952
	Cambodia – 0.5%
4,600,000	Nagacorp Casino & Entertainment Complex in Cambodia	3,386,603
	Malaysia – 0.4%
3,493,000	7-Eleven Malaysia Holdings Exclusive 7-Eleven Franchisor for Malaysia	1,481,262
1,590,000	Astro Malaysia Holdings Pay TV Operator in Malaysia	1,297,545
		2,778,807
	Total Asia	319,745,143
	Europe – 31.6%
	United Kingdom – 11.3%
2,857,142	Charles Taylor Insurance Services	9,876,425
105,487	Spirax Sarco Steam Systems for Manufacturing & Process Industries	5,623,777
223,482	WH Smith Newsprint, Books & General Stationery Retailer	5,365,512
86,000	Rightmove Internet Real Estate Listings	4,428,128
3,800,000	Cable and Wireless Telecommunications Service Provider in the Caribbean	3,976,519
169,852	Aggreko Temporary Power & Temperature Control Services	3,840,402
402,000	Halfords UK Retailer of Leisure Goods & Auto Parts	3,335,072
190,000	Jardine Lloyd Thompson Group International Business Insurance Broker	3,116,731
739,000	Regus Rental of Office Space in Full Service Business Centers	3,032,933
242,000	Halma Health & Safety Sensor Technology	2,897,448

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	United Kingdom – 11.3% (cont)
80,669	Fidessa Group Software for Financial Trading Systems	$2,883,589
396,510	Ocado (b) Online Grocery Retailer	2,778,030
636,765	Polypipe Manufacturer of Plastic Piping & Fittings	2,716,403
221,860	Domino's Pizza UK & Ireland Pizza Delivery in the UK, Ireland & Germany	2,708,602
1,210,014	Connect Group Newspaper & Magazine Distributor	2,695,000
2,958,000	Assura UK Primary Health Care Property Developer	2,544,647
290,000	Abcam Online Sales of Antibodies	2,360,332
76,450	AVEVA Engineering Software	2,171,807
474,031	Elementis Specialty Chemicals	1,911,211
110,000	Babcock International Public Sector Outsourcer	1,866,645
262,952	PureCircle (a) (b) Natural Sweeteners	1,673,311
120,000	Shaftesbury London Prime Retail REIT	1,636,614
80,000	Smith & Nephew Medical Equipment & Supplies	1,350,018
		74,789,156
	Sweden – 3.4%
142,417	Hexagon Design, Measurement & Visualization Software & Equipment	5,160,777
81,762	Unibet European Online Gaming Operator	4,980,767
245,094	Sweco (a) Engineering Consultants	3,215,254
98,000	Modern Times Group (a) Nordic TV Broadcaster	2,629,143
81,106	Swedish Match Swedish Snus	2,307,013
Number of Shares		Value
87,076	Mekonomen Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service	$2,127,046
103,000	Recipharm (a) Contract Development Manufacturing Organization	1,925,849
		22,345,849
	Germany – 3.2%
52,205	MTU Aero Engines Airplane Engine Components & Services	4,910,395
115,940	Wirecard (a) Online Payment Processing & Risk Management	4,439,932
10,049	Rational Commercial Ovens	3,690,869
66,899	NORMA Group Clamps for Automotive & Industrial Applications	3,381,935
66,899	Aurelius European Turnaround Investor	2,859,859
74,647	Elringklinger Automobile Components	2,006,855
		21,289,845
	Denmark – 2.5%
169,227	SimCorp Software for Investment Managers	6,739,341
110,724	Novozymes Industrial Enzymes	5,263,274
59,000	William Demant Holding (b) Manufacture & Distribution of Hearing Aids & Diagnostic Equipment	4,500,889
		16,503,504
	Netherlands – 2.4%
181,144	Aalberts Industries Flow Control & Heat Treatment	5,379,903
60,905	Vopak Operator of Petroleum & Chemical Storage Terminals	3,073,490
27,708	Gemalto Digital Security Solutions	2,467,513
103,000	Brunel Temporary Specialist & Energy Staffing	2,043,391
70,843	Arcadis Engineering Consultants	1,948,419

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Netherlands – 2.4% (cont)
9,960	Core Labs (a) Oil & Gas Reservoir Consulting	$1,135,838
		16,048,554
	Spain – 2.1%
868,718	Distribuidora Internacional de Alimentación Discount Retailer in Spain & Latin America	6,634,156
573,279	Prosegur Security Guards	3,144,470
32,000	Viscofan Sausage Casings Maker	1,935,379
45,000	Bolsas y Mercados Españoles Spanish Stock Markets	1,820,103
		13,534,108
	France – 2.0%
110,602	Neopost Postage Meter Machines	4,758,941
123,000	Eutelsat Fixed Satellite Services	3,969,812
62,163	Saft Niche Battery Manufacturer	2,425,584
7,000	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	2,131,258
		13,285,595
	Switzerland – 1.6%
18,384	Partners Group Private Markets Asset Management	5,495,832
9,763	Geberit Plumbing Systems	3,254,855
6,011	INFICON Gas Detection Instruments	2,054,136
		10,804,823
	Finland – 1.2%
140,445	Tikkurila Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	2,791,733
91,921	Konecranes Manufacture & Service of Industrial Cranes & Port Handling Equipment	2,677,753
Number of Shares		Value
651,561	Sponda Office, Retail & Logistics Properties	$2,404,359
		7,873,845
	Norway – 0.7%
295,609	Orkla Food & Brands, Aluminum, Chemicals Conglomerate	2,326,279
219,301	Atea Nordic IT Hardware/Software Reseller & Integrator	1,957,932
		4,284,211
	Kazakhstan – 0.6%
432,778	Halyk Savings Bank of Kazakhstan – GDR Retail Bank & Insurer in Kazakhstan	3,678,613
	Italy – 0.4%
39,000	Industria Macchine Automatiche Food & Drugs Packaging & Machinery	1,817,428
353,023	Hera Northern Italian Utility	883,165
		2,700,593
	Belgium – 0.2%
40,001	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	1,159,473
	Total Europe	208,298,169
	Other Countries – 13.8%
	Canada – 4.5%
54,928	CCL Industries Global Label Converter	6,737,366
77,000	Vermilion Energy (a) Canadian Exploration & Production Company	3,325,981
268,267	CAE Flight Simulator Equipment & Training Centers	3,193,859
89,849	ShawCor Oil & Gas Pipeline Products	2,632,166
190,995	Rona Canadian Home Improvement Retailer	2,321,300
41,250	Onex Capital Private Equity	2,282,456
86,000	PrairieSky Royalty Canadian Owner of Oil & Gas Mineral Interests	2,168,247

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Canada – 4.5% (cont)
62,000	Keyera (a) Integrated Supply of Hydrocarbon Processing, Transport & Storage	$2,069,976
116,310	Baytex (a) Oil & Gas Producer in Canada	1,809,370
44,612	Ag Growth Manufacturer of Augers & Grain Handling Equipment	1,672,682
221,245	Boulder Energy (b) Canadian Exploration & Production	1,470,243
52,833	Granite Oil Canadian Oil & Gas Producer	266,070
		29,949,716
	Australia – 3.2%
3,680,000	Spotless Facility Management & Catering Company	5,923,721
181,870	Domino's Pizza Enterprises Domino's Pizza Operator in Australia & New Zealand	4,994,364
360,000	Amcor Global Leader in Flexible & Rigid Packaging	3,804,301
450,000	Challenger Financial Annuity Provider in Australia	2,332,617
450,000	IAG General Insurance Provider	1,934,719
340,000	Estia Health (b) Residential Aged Care Operator	1,573,962
90,000	Austbrokers Local Australian Small Business Insurance Broker	624,956
		21,188,640
	South Africa – 2.6%
1,150,421	Coronation Fund Managers South African Fund Manager	7,792,717
1,425,860	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in other Insurers	4,977,501
729,169	Northam Platinum (b) Platinum Mining in South Africa	2,412,982
11,714	Naspers Media in Africa, China, Russia & other Emerging Markets	1,824,596
		17,007,796
Number of Shares		Value
	United States – 1.2%
30,000	Cimarex Energy Oil & Gas Producer in Texas, New Mexico & Oklahoma	$3,309,300
82,000	Bladex Latin American Trade Financing House	2,638,760
53,234	Hornbeck Offshore (a) (b) Supply Vessel Operator in Gulf of Mexico	1,092,894
37,757	Textainer Group Holdings (a) Top International Container Leasor	982,059
		8,023,013
	New Zealand – 1.0%
908,808	Auckland International Airport Auckland Airport Operator	3,041,681
667,250	Sky City Entertainment Casino & Entertainment Complex	1,898,460
352,549	Ryman Healthcare Retirement Village Operator	1,892,141
		6,832,282
	Israel – 0.7%
66,562	Caesarstone Quartz Countertops	4,562,159
	Egypt – 0.6%
502,189	Commercial International Bank of Egypt Private Universal Bank in Egypt	3,684,417
	Total Other Countries	91,248,023
	Latin America – 2.9%
	Brazil – 1.0%
300,000	Localiza Rent A Car Car Rental	2,969,991
570,570	Odontoprev Dental Insurance	1,987,480
120,000	Linx Retail Management Software in Brazil	1,858,416
		6,815,887
	Mexico – 0.8%
23,830	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	3,380,762
1,121,000	Qualitas (b) Auto Insurer in Mexico & Central America	1,855,079
		5,235,841

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Colombia – 0.3%
2,046,229	Isagen Colombian Electricity Provider	$2,183,511
	Uruguay – 0.3%
230,870	Union Agriculture Group (b) (c) (d) Farmland Operator in Uruguay	2,179,413
	Guatemala – 0.3%
136,877	Tahoe Resources Silver & Gold Projects in Guatemala & Peru	1,659,182
	Chile – 0.2%
86,000	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	1,377,720
	Total Latin America	19,451,554
Total Equities (Cost: $507,756,753) – 96.7%		638,742,889	(e)
Short-Term Investments – 2.5%
16,386,757	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	16,386,757
Total Short-Term Investments (Cost: $16,386,757) – 2.5%		16,386,757
Securities Lending Collateral – 2.7%
17,824,988	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	17,824,988
Total Securities Lending Collateral (Cost: $17,824,988) – 2.7%		17,824,988
Total Investments (Cost: $541,968,498) (g) – 101.9%		672,954,634
Obligation to Return Collateral for Securities Loaned – (2.7)%		(17,824,988)
Cash and Other Assets Less Liabilities – 0.8%		5,087,961
Net Assets – 100.0%		$660,217,607

  ADR = American Depositary Receipts

  GDR = Global Depositary Receipts

  REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $16,988,175.

(b)  Non-income producing security.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2015, the market value of this security amounted to $2,179,413, which represented 0.33% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/ Units	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	230,870	$2,649,999	$2,179,413

(e)  On June 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$141,906,212	21.5
British Pound	74,789,156	11.3
Euro	74,756,174	11.3
Hong Kong Dollar	38,258,955	5.8
Taiwan Dollar	35,117,931	5.3
Other currencies less than 5% of total net assets	273,914,461	41.5
Total Equities	$638,742,889	96.7

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $541,968,498 and net unrealized appreciation was $130,986,136 consisting of gross unrealized appreciation of $164,328,920 and gross unrealized depreciation of $33,342,784.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2015

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$8,147,451	$308,354,647	$3,243,045	$319,745,143
Europe	1,135,838	207,162,331	—	208,298,169
Other Countries	42,534,888	48,713,135	—	91,248,023
Latin America	17,272,141	—	2,179,413	19,451,554
Total Equities	69,090,318	564,230,113	5,422,458	638,742,889
Total Short-Term Investments	16,386,757	—	—	16,386,757
Total Securities Lending Collateral	17,824,988	—	—	17,824,988
Total Investments	$103,302,063	$564,230,113	$5,422,458	$672,954,634

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Financial assets were transferred from Level 2 to Level 3 as trading halted during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$—	$4,496,473	$4,496,473	$—

  Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Wanger International

Portfolio Diversification (Unaudited) June 30, 2015

At June 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Machinery	$41,575,350	6.3
Industrial Materials & Specialty Chemicals	37,898,372	5.7
Other Industrial Services	33,766,462	5.1
Electrical Components	19,061,895	2.9
Conglomerates	17,507,040	2.7
Outsourcing Services	16,011,160	2.4
Construction	5,971,259	0.9
Waste Management	4,119,296	0.6
Water	3,197,167	0.5
Industrial Distribution	1,316,931	0.2
	180,424,932	27.3
Consumer Goods & Services
Retail	50,928,984	7.7
Food & Beverage	23,389,657	3.5
Casinos & Gaming	15,866,379	2.4
Nondurables	12,007,298	1.8
Consumer Goods Distribution	9,378,244	1.4
Other Durable Goods	8,224,019	1.2
Travel	7,751,734	1.2
Restaurants	7,702,966	1.2
Furniture & Textiles	4,562,160	0.7
Leisure Products	3,107,317	0.5
Apparel	2,600,181	0.4
Consumer Electronics	2,591,606	0.4
Educational Services	2,073,240	0.3
Other Consumer Services	1,203,041	0.2
	151,386,826	22.9
Information
Business Software	23,105,385	3.5
Computer Hardware & Related Equipment	11,410,922	1.7
Mobile Communications	10,304,625	1.5
Semiconductors & Related Equipment	10,060,039	1.5
Financial Processors	9,958,623	1.5
Internet Related	9,768,795	1.5
Entertainment Programming	6,642,042	1.0
Satellite Broadcasting & Services	5,795,915	0.9
Instrumentation	5,649,604	0.8
Advertising	4,804,129	0.7
Computer Services	4,450,731	0.7
Cable TV	4,405,864	0.7
Telephone & Data Services	3,976,519	0.6
Telecommunications Equipment	3,766,977	0.6
TV Broadcasting	3,745,030	0.6
Business Information & Marketing Services	2,567,895	0.4
	120,413,095	18.2
	Value	Percentage of Net Assets
Finance
Insurance	$28,375,857	4.3
Banks	21,048,242	3.2
Brokerage & Money Management	13,288,549	2.0
Finance Companies	3,264,515	0.5
Financial Processors	1,820,103	0.3
	67,797,266	10.3
Other Industries
Real Estate	33,034,433	5.0
Transportation	15,327,554	2.3
Regulated Utilities	3,066,677	0.5
	51,428,664	7.8
Health Care
Pharmaceuticals	14,691,332	2.2
Medical Equipment & Devices	8,349,195	1.3
Medical Supplies	6,971,945	1.1
Health Care Services	3,466,104	0.5
Hospital Management	1,605,440	0.2
	35,084,016	5.3
Energy & Minerals
Oil & Gas Producers	12,349,211	1.9
Oil Refining, Marketing & Distribution	6,742,955	1.0
Mining	5,208,002	0.8
Oil Services	3,725,060	0.6
Agricultural Commodities	2,179,413	0.3
Non-Ferrous Metals	2,003,449	0.3
	32,208,090	4.9
Total Equities	638,742,889	96.7
Short-Term Investments	16,386,757	2.5
Securities Lending Collateral	17,824,988	2.7
Total Investments	672,954,634	101.9
Obligation to Return Collateral for Securities Loaned	(17,824,988)	(2.7)
Cash and Other Assets Less Liabilities	5,087,961	0.8
Net Assets	$660,217,607	100.0%

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Statement of Assets and Liabilities
June 30, 2015 (Unaudited)

Assets:
Investments, at cost	$541,968,498
Investments, at value (including securities on loan of $16,988,175)	$672,954,634
Cash	2,203
Foreign currency (cost of $812,494)	813,525
Receivable for:
Investments sold	6,154,719
Fund shares sold	147,981
Securities lending income	14,081
Dividends	972,736
Foreign tax reclaims	552,345
Trustees' deferred compensation plan	161,236
Prepaid expenses	40,186
Total Assets	681,813,646
Liabilities:
Collateral on securities loaned	17,824,988
Payable for:
Investments purchased	2,543,335
Fund shares redeemed	877,387
Investment advisory fee	16,561
Administration fee	902
Transfer agent fee	1
Trustees' fees	1,903
Custody fee	80,295
Reports to shareholders	84,164
Chief compliance officer expenses	449
Trustees' deferred compensation plan	161,236
Other liabilities	4,818
Total Liabilities	21,596,039
Net Assets	$660,217,607
Composition of Net Assets:
Paid-in capital	$490,547,247
Overdistributed net investment income	(5,017,943)
Accumulated net realized gain	43,747,042
Net unrealized appreciation (depreciation) on:
Investments	130,986,136
Foreign currency translations	(44,875)
Net Assets	$660,217,607
Fund Shares Outstanding	23,701,498
Net asset value, offering price and redemption price per share	$27.86

Statement of Operations
For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $943,656)	$8,409,479
Interest	113,225
Income from securities lending—net	96,848
Total Investment Income	8,619,552
Expenses:
Investment advisory fee	3,079,963
Transfer agent fees	220
Administration fee	168,478
Trustees' fees	26,262
Custody fees	105,057
Reports to shareholders	138,353
Audit fees	26,076
Legal fees	60,619
Chief compliance officer expenses	12,048
Commitment fee for line of credit (Note 5)	5,148
Other expenses	26,007
Total Expenses	3,648,231
Net Expenses	3,648,231
Net Investment Income	4,971,321
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	45,836,596
Foreign currency translations	(188,775)
Net realized gain	45,647,821
Net change in unrealized appreciation (depreciation) on:
Investments	(16,572,779)
Foreign currency translations	21,183
Net change in unrealized depreciation	(16,551,596)
Net realized and unrealized gain	29,096,225
Net Increase in Net Assets from Operations	$34,067,546

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$4,971,321	$8,213,120
Net realized gain (loss) on:
Investments	45,836,596	63,453,238
Foreign currency translations	(188,775)	(389,212)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,572,779)	(101,516,032)
Foreign currency translations	21,183	(90,874)
Options	—	(269,054)
Net Increase (Decrease) in Net Assets from Operations	34,067,546	(30,598,814)
Distributions to Shareholders From:
Net investment income	(4,757,445)	(10,651,101)
Net realized gains	(56,072,696)	(82,758,323)
Total Distributions to Shareholders	(60,830,141)	(93,409,424)
Share Transactions:
Subscriptions	7,598,760	23,205,601
Distributions reinvested	60,830,141	93,409,424
Redemptions	(48,471,586)	(110,560,733)
Net Increase from Share Transactions	19,957,315	6,054,292
Total Decrease in Net Assets	(6,805,280)	(117,953,946)
Net Assets:
Beginning of period	667,022,887	784,976,833
End of period	$660,217,607	$667,022,887
Overdistributed Net Investment Income	$(5,017,943)	$(5,231,819)

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2015		2014	2013	2012		2011		2010
Net Asset Value, Beginning of Period	$29.07		$34.55	$31.19	$28.79		$36.16		$29.68
Income from Investment Operations:
Net investment income	0.22		0.36	0.39	0.46		0.42		0.35
Net realized and unrealized gain (loss)	1.36		(1.56)	6.18	5.27		(5.31)		6.93
Reimbursement from affiliate	—		—	—	—		0.00	(a)	—
Total from Investment Operations	1.58		(1.20)	6.57	5.73		(4.89)		7.28
Less Distributions to Shareholders:
Net investment income	(0.22)		(0.48)	(0.88)	(0.38)		(1.64)		(0.80)
Net realized gains	(2.57)		(3.80)	(2.33)	(2.95)		(0.84)		—
Total Distributions to Shareholders	(2.79)		(4.28)	(3.21)	(3.33)		(2.48)		(0.80)
Net Asset Value, End of Period	$27.86		$29.07	$34.55	$31.19		$28.79		$36.16
Total Return	5.16%		(4.40)%	22.37%	21.56	%(b)	(14.62	)%(b)	24.92	%(b)
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (c)	1.08	%(d)	1.05%	1.07%	1.08%		1.06%		1.07%
Total net expenses (c)	1.08	%(d)	1.05%	1.07%	1.05	%(e)	1.00	%(e)	1.04	%(e)
Net investment income	1.48	%(d)	1.10%	1.19%	1.51%		1.25%		1.12%
Portfolio turnover rate	23%		28%	44%	34%		36%		32%
Net assets, end of period (000s)	$660,218		$667,023	$784,977	$702,667		$682,217		$925,761

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2015 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds (ETFs) are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2015, is included in the Statement of Operations.

Wanger International 2015 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2015:

Goldman Sachs & Co. ($)
Liabilities
Securities loaned	17,824,988
Total Liabilities	17,824,988
Total Financial and Derivative Net Assets	(17,824,988)
Financial Instruments	16,988,175
Net Amount (a)	(836,813)

(a) Represents the net amount due from/(to) counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the six months ended June 30, 2015, the annualized effective investment advisory fee rate was 0.91% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2015, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

Wanger International 2015 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the six months ended June 30, 2015, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $441,560 and $470,370, respectively.

5.  Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the Trust entered into a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the six months ended June 30, 2015.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2015	Year ended December 31, 2014
Shares sold	251,598	720,170
Shares issued in reinvestment of dividend distributions	2,123,216	2,952,780
Less shares redeemed	(1,615,672)	(3,448,109)
Net increase in shares outstanding	759,142	224,841

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2015, were $147,245,650 and $166,852,741, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At June 30, 2015, two unaffiliated shareholder accounts owned an aggregate of 29.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 60.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Wanger International 2015 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger International (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers (as does the Board's Investment Performance Analysis Committee), and receives monthly reports from CWAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2015 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on six separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Contract Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) CWAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 2, 2015 ("Contract Meeting"), the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient resources to improve performance, including but not limited to resources to hire additional analysts and other investment and operational personnel. Based on these assurances, the Trustees believed that CWAM would have sufficient resources to attract new personnel to help improve performance. In addition, they considered the quality of CWAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2014. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the three-year period.

The Trustees noted that the Fund had outperformed its benchmark over the past three- and five-year periods ending December 31, 2014, and had done so while exposing investors to less risk than competing funds, according to Morningstar, but had underperformed against its peers over the one-, three- and five-year periods. The Trustees noted that the Fund's decline in recent performance was being monitored closely by the Board and the Investment Performance Analysis Committee and that CWAM had provided the Committee with a performance remediation plan designed to enhance performance.

The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve performance of the Fund, that CWAM had reported that these steps were being successfully implemented although still in process; and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance closely. In addition the Trustees considered that the current and former Chief Investment Officer (the "CIO") of CWAM had reported to them at numerous Committee and Board meetings on the corrective steps being taken to

Wanger International 2015 Semiannual Report

Board Approval of the Advisory Agreement

improve performance, and Committee representatives met separately with the CIO on multiple occasions to discuss the Fund.

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses and actual advisory fees were higher than the Lipper peer group, but lower than the Morningstar peer group.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in materials provided to the Committee by CWAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to the Columbia Acorn International Fund's advisory fees at the same asset levels. The Trustees also examined CWAM's institutional separate account fees for parallel investment strategies and determined that institutional account advisory fees tended to be lower than or equal to the Fund. The Trustees noted that CWAM performs significant additional services for the Fund that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Fund's other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, CWAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as the Fund's investment adviser and of CWAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM's profitability in light of the additional resources to be provided to it by Ameriprise to assist in improving performance.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered

CWAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The Compliance Committee of the Board reviewed CWAM's annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM's soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that CWAM's execution capabilities were generally better than industry peers. The Trustees determined that CWAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Contract Meeting, the Trustees approved continuation of the Advisory Agreement through July 31, 2016.

Wanger International 2015 Semiannual Report

Proxy Voting Results

Results of Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders of Wanger Advisors Trust (the Trust), was held on February 27, 2015 to ask shareholders to vote in favor of the election of nine nominated trustees to the Board. A proxy statement that described the proposals was mailed to shareholders of record as of December 31, 2014.

Proposal: Each of the trustee nominees was elected to the Board as follows:

Trustee	For	Against/Withhold	Abstain/Broker Non-Votes
Laura M. Born	38,573,110.511	1,474,696.806	0
Maureen M. Culhane	38,532,107.983	1,515,699.334	0
Margaret M. Eisen	38,602,975.936	1,444,831.381	0
Thomas M. Goldstein	38,638,023.815	1,409,783.502	0
John C. Heaton	38,662,930.626	1,384,876.691	0
Steven N. Kaplan	38,557,270.785	1,490,536.532	0
Charles R. Phillips	38,564,485.454	1,483,321.863	0
David J. Rudis	38,588,800.594	1,459,006.723	0
P. Zachary Egan	38,642,128.122	1,405,679.195	0

Wanger International 2015 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born, Chair of the Board
Steven N. Kaplan, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
David J. Rudis
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Alan G. Berkshire
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Paul B. Goucher
Assistant Secretary

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal Financial and Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Ryan C. Larrenaga
Assistant Secretary

Satoshi Matsunaga
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Matthew S. Szafranski
Vice President

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiathreadneedle.com/us, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

COLUMBIA WANGER FUNDS

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.  C-1460 F (8/15) 1274623

SEMIANNUAL REPORT

June 30, 2015

COLUMBIA WANGER FUNDS

Managed by Columbia Wanger Asset Management, LLC

WANGER INTERNATIONAL SELECT

Wanger International Select

2015 Semiannual Report

1	Understanding Your Expenses
2	Battery Technology and its Implications
4	Performance Review
6	Statement of Investments
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
18	Board Approval of the Advisory Agreement
20	Results of Special Meeting of Shareholders

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2015, CWAM managed $27 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks and expenses of the Fund before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectuses for the Fund and your variable contract carefully before investing.

The views expressed in "Battery Technology and its Implications" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Wanger International Select 2015 Semiannual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2015 – June 30, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Select	1,000.00	1,000.00	1,038.40	1,017.60	7.33	7.25	1.45

*  Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 4 to the Financial Statements (Unaudited).

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger International Select 2015 Semiannual Report

Battery Technology and its Implications

Battery History

Alessandro Volta was a professor of physics at the University of Pavia in Italy at a time of great debate about electricity. He was also a skilled maker of scientific instruments, including machines that could generate an electrostatic charge. After reading a paper noting a torpedo fish could create electric shocks, and proposing that the process creating the charge could be imitated, Volta created the undisputed first battery.1 As described in a paper he wrote in March 1800, the battery consisted of a column of zinc and copper discs separated by brine-soaked cardboard.2

Within months, others were making variations of Volta's battery and improved versions were developed. The batteries were largely used in laboratory equipment, often to enable electrolysis, which resulted in scientific discoveries such as the separation of water into oxygen and hydrogen, as well as discoveries of other elements including sodium and magnesium.3 For several decades, electroplating of metal appears to have been the primary commercial use of batteries.4

All batteries have anode and cathode electrodes as well as an acid or alkaline electrolyte, which facilitates movement of electricity between the electrodes. Components in existing batteries have been refined over time and often later replaced by new materials. In 1839, Sir William Robert Grove, a Welsh judge and physical scientist, made a version utilizing zinc in sulfuric acid and platinum in nitric acid, which produced a then-powerful charge of 1.8 volts but emitted poisonous nitric oxide gas. In the 1850s, German chemist Robert Bunsen created a much cheaper version of Grove's battery by substituting carbon for platinum.5

Telegraphs were developed in the 1830s and 1840s, and became widespread after inventor Samuel Morse's 1844 Washington, D.C. to Baltimore link. That initial line used huge Grove batteries at both ends plus 150-pound Grove batteries at relay points in between. Within 30 years there were 650,000 land miles of telegraph cable6 and, since telegraphs then needed battery powered relays every few miles to boost their signals, commercial demand for batteries boomed. Telegraph office batteries initially needed regular care on strict schedules. The electrodes had to be cleaned or replaced, and the electrolyte needed replenishing.7

The first practical rechargeable battery was developed in 18598 by French physicist Gaston Planté using lead because it was readily available, cheap and amenable to recharging.9 The next battery breakthrough came in 1866 when French engineer Georges Leclanché created a simple, cheap battery consisting of a glass jar with manganese dioxide and zinc electrodes, a small bar of carbon, and an ammonium chloride electrolyte, which was then a common household chemical (sal ammoniac) used in cleaning and baking. This was the first battery not to use acid and, when discharged, replacing the sal ammoniac would revitalize it. Millions were produced for telegraphs, doorbells and telephones, though the battery was good only for intermittent use.10

German chemist Carl Gassner in 1887 patented his "dry cell" battery, consisting of a zinc can as the anode, ammonium chloride and plaster of paris as a dry electrolyte and carbon as the cathode. Producing a steady 1.5 volts, this was apparently the first battery requiring no maintenance. This compact six-inch long battery was durable and was mass-produced to power alarm clocks and bicycle lights.11

Batteries powered many of the first cars. The 1894 Electrobat had 1,500 pounds of lead-acid batteries.12 Of the 4,200 automobiles sold in the United States in the year 1900, battery powered cars were the most popular, followed by steam powered cars. Fewer than 1,000 were powered by gasoline.13

American inventor and businessman Thomas Edison was a proponent of battery-powered cars, and was determined to create a new rechargeable battery with triple the capacity of the lead-acid battery.14 His team experimented with hundreds of different compounds for a better automotive battery. When chided about failed experiments, he said, "No, I didn't fail. I discovered 24,999 ways that the storage battery does not work."15 Ultimately he developed a battery with nickel and iron electrodes and a potassium-based electrolyte that outperformed existing lead-acid batteries by 233%.16 But it was expensive and gasoline-powered cars dominated once the automatic starter (as opposed to a crank) became ubiquitous.

In the 1950s, inventor Samuel Ruben created the alkaline manganese battery in a new AAA size, and licensed it to Mallory, which later became Duracell. That battery was popular in Kodak flash cameras. Canadian-American chemist Lewis Urry of Eveready invented the modern alkaline battery in 1959.17 His primary innovation was to use powdered zinc, which has dramatically more surface area than solid zinc. Labelled the Energizer, it had 40 times the capacity of the then-ubiquitous zinc-carbon battery.18

As power-hungry portable electronics took off after 1980, the quest for high energy, rechargeable batteries intensified. Nickel-cadmium batteries were invented, but had a "memory effect," which reduced capacity if recharged before depletion, and contained toxic cadmium. Nickel-metal-hydride batteries were also developed, powering cell phones and the first hybrid cars. These batteries had high capacity for the time, but tended to self-discharge when not in use.

Lithium Batteries

Chemists were long aware of lithium's potential in batteries. Lithium is the lightest metal, has half the density of water and, pound per pound, a lithium battery should be able to produce 30 times the energy of a lead-acid battery. However, lithium is too volatile to exist by itself in nature. It will burn or explode when exposed to air and pure lithium must be stored in oil to prevent it from reacting.

Exxon had a venture capital division that recruited British chemist Stanley Whittingham in the 1970s to pursue development of lithium batteries. Whittingham created a coin-sized battery with a lithium-aluminum alloy and a sulfide electrode. The first rechargeable lithium battery was used in a solar-powered watch shipped in 1977. But larger batteries ignited in Exxon's laboratories, and Exxon later exited the business and sold its patents. 19

John Goodenough achieved the breakthrough in lithium batteries. A University of Chicago Ph.D. working at Oxford, he experimented with metal oxides, which could be charged and discharged at higher voltages than sulfides. He also realized that as lithium ions migrate from a sulfide-based cathode, sections of the cathode tend to hollow out and collapse, reducing the ability of the battery to be recharged. Metal oxides in the cathode, in effect, reinforce its structure.

In 1980, Goodenough's team announced the lithium-cobalt-oxide battery.20 His belief in oxides proved correct, as the battery produced about 4 volts versus the 2.4 volts Whittingham achieved.21 "It was the first lithium-ion cathode

2

Wanger International Select 2015 Semiannual Report

with the capacity to power both compact and relatively large devices...far superior to anything on the market," said author Steve Levine in his recently published book, The Powerhouse.22 Yet because the battery was unusual, no companies in Europe or the Americas licensed it.

South African Ph.D. Mike Thackeray joined Goodenough during a stint at Oxford and helped invent a nickel-manganese-cobalt (NMC) cathode in place of Goodenough's lithium-cobalt-oxide. The NMC version has less safety risk than Goodenough's first lithium battery and theoretically should provide more energy.23 A version of this battery is used in the Chevrolet Volt.

Battery research funding diminished in the United States during the 1980s, a period of low oil prices and excitement about superconductivity. In Japan, however, battery research continued in earnest. After a decade of work, Japanese researcher Akira Yoshino combined Goodenough's lithium-cobalt-oxide cathode with a carbon anode and, in 1991, Sony shipped a resulting lithium-ion battery for small electronic devices. Later, Sony changed the anode to graphite, which was benign and better absorbed lithium ions, resulting in more power for longer periods. The Sony batteries were wildly successful, spurring knockoffs as well as additional lithium battery research.24

Electric Cars and Other Uses for Batteries

Improving performance and dropping costs have enabled much more sophisticated portable electronics but the biggest potential market for batteries is in automobiles. Thomas Edison said that the internal combustion engine would be a bridge between generations of battery powered cars, and he yet could be proven right (albeit late).25

The basic physics problem confronting battery powered vehicles is the energy density of gasoline versus batteries. A kilogram of gasoline contains about 12,700 watt hours of energy,26 while lithium batteries currently used in automobiles have energy densities ranging from 155 to 233 watt hours per kilogram.27 However, electric motors are over 90% efficient, three times that of gasoline engines,28 and electric vehicles can recapture up to half of energy expended through regenerative breaking,29 reducing the effective energy density gap somewhat.

Another key use for improved batteries is within the electric grid. Renewable power from solar and wind is by nature intermittent, and higher capacity, lower cost batteries will allow the adoption of more renewable energy. As battery performance improves and costs fall, expect to see more electric automobiles and renewable energy.

Potential Breakthroughs

In his book, Levine describes the inventions of various forms of lithium batteries and Argonne National Laboratory's successful effort to win funding as The Joint Center for Energy Storage Research. Argonne's goal is another battery breakthrough, achieving five times the performance at one-fifth the cost in five years. The Joint Center is looking beyond lithium. Argonne's senior scientist George Crabtree notes that new concepts, such as use of materials with double ions, use of reactions on the electrode surface instead of inside them and liquid electrodes, are worth exploring.

Investment Implications

Predicting which battery technology will succeed and which battery companies will profit is extremely difficult and risky. I've been on numerous battery technology wild goose chases, and can vaguely recall talking to Argonne researchers back in the late 1970s. The Columbia Wanger Funds' shareholders have instead benefited from investing downstream, in companies that prospered from improved battery technology. For example, domestic funds had profitable investments in cell phone service providers as the industry consolidated years ago, and more recently in cell tower companies.

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  In 1936 in Eastern Iraq, archeologist Wilhelm Koenig found a five- by three-inch broken clay jar that held a rolled sheet of copper and an iron rod. It dated back to between 200 BC and 200 AD. Koenig realized that with an acid or alkaline liquid, the device would be a functioning battery. Several similar jars have since been found. Google "Baghdad battery" to pursue the mystery and controversy.

2  Seth Fletcher, Bottled Lightning: Superbatteries, Electric Cars, and the New Lithium Economy (New York, Hill and Wang, 2011), p. 11.

3  Henry Schlesinger, The Battery: How Portable Power Sparked a Technological Revolution (New York, HarperCollins, 2010), p. 77.

4  Ibid., p. 50, 65.

5  Ibid., p. 96.

6  Ibid., p. 110, 130.

7  Ibid., p. 139.

8  Fletcher, op. cit., p. 13.

9  Schlesinger, op. cit., p. 145.

10  Ibid., p. 142-143.

11  Ibid., p. 179.

12  Ibid., p. 174.

13  Jim Motavalli, High Voltage: The Fast Track To Plug In the Auto Industry (New York, Rodale, 2011), p. xii.

14  Fletcher, op. cit., p. 14.

15  Schlesinger, op. cit., p. 174.

16  Fletcher, op. cit., 15.

17  NNDB website: nndb.com/people/004/000206383. Accessed April 2, 2015.

18  Schlesinger, op. cit., p. 250.

19  Steve Levine, The Powerhouse: Inside the Invention of a Battery to Save the World (New York, Viking, 2015), p. 21.

20  Ibid., p. 25.

21  Fletcher, op. cit., p. 44.

22  Levine, op. cit., p. 25.

23  Ibid., p. 41-44.

24  Ibid., p. 35.

25  Schlesinger, op. cit., p. 174.

26  Hypertextbook website: hypertextbook.com/facts/2003/ArthurGolnik.shtml. Accessed April 1, 2015.

27  Luke Ottaway, "What Makes Tesla's Batteries So Great?" Torque News, October 19, 2014, on website at: torquenews.com/2250/what-makes-tesla-s-batteries-so-great. Accessed April 3, 2015.

28  Tobias Fleiter and Wolfgang Eichhammer, "Energy efficiency in electric motor systems: Technology, saving potentials and policy options for developing countries," Working Paper 11/2011 published by United Nations Industrial Development Organization, p. 5, unido.org. Accessed April 21, 2015.

29  Source: ProEv Inc. article titled, "Regenerative Braking Efficiency," 2015.

3

Wanger International Select 2015 Semiannual Report

Performance Review Wanger International Select

Christopher J. Olson Co-Portfolio Manager	Andreas Waldburg-Wolfegg Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Please also see "A Comment on Trading Volumes" on the inside cover of this report.

Wanger International Select ended the semiannual period up 3.84%, underperforming the 8.00% gain of the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. On a sector basis, Fund industrials outperformed relative to the benchmark, while materials and financials negatively impacted performance. On a regional basis, good stock selection in Asia, excluding Japan, was a positive for the Fund during the period, but Fund gains fell short of the benchmark's in most other regions. The Fund's underperforming, overweight position in Latin America and other emerging markets also detracted from relative returns.

The top contributor to Fund performance in the period was CJ Corp, a holding company of Korean consumer conglomerates. Up 87%, investors responded favorably to the company's new management and its successful implementation of restructuring programs. Naspers, a South African provider of media to emerging markets, gained 20%. Chinese Internet company Tencent is Naspers' primary investment and it reported robust revenue and earnings gains during the period. (Tencent is not held by the Fund.) CCL Industries, a global label converter based in Canada, gained 14% on continued strong revenue growth. In the United Kingdom, WH Smith, a newsprint, book and stationery retailer, was added to the Fund during the semiannual period and gained 15%, benefiting from strong air passenger demand in its travel division.

Four Japanese names were among the top 10 contributors during the period. Japan Tobacco, a maker of cigarettes, gained 31% as investor fears surrounding its Russian operations abated and management undertook a stock buyback. KDDI, a mobile and fixed line communication service provider in Japan, gained 16%, as it has continued to deliver consistent earnings growth driven by higher average revenue per user and by subscriber growth. Secom, a provider of security services, gained 14% as investors sold export stocks early in the period on yen strength and moved into stable domestic businesses like Secom.

The biggest detractor from gains in the half was Coronation Fund Managers, a South African fund manager. Down 31% year to date, its stock suffered from significantly lower performance fees compared to higher fees earned last year. Canadian oil and gas producer Baytex fell 16% with the drop in oil prices. We opted to sell the Fund's position in Baytex during the first quarter. Nippon Prologis REIT, a logistics REIT in Japan, fell 15% as investors rotated into other sectors after several years of outperformance.

Tahoe Resources, a silver and gold miner operating in Guatemala and Peru, ended the period down 12%. Its stock declined on investor worries about political risk in Guatemala and on concerns related to its merger with a Peru-based mine. Beadell Resources, a gold miner operating in Brazil, and Goldcorp, a Canadian gold miner, were also among the detractors. Beadell fell 18% for the half-year period, while Goldcorp declined 11%. Both were affected by weak gold prices.

Andreas Waldburg-Wolfegg was named co-portfolio manager of Wanger International Select, effective May 1, 2015. Mr. Waldburg-Wolfegg brings 22 years of industry experience to the portfolio and also serves as co-portfolio manager of Columbia Acorn European Fund.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

Naspers	4.2%
KDDI	3.8
Secom	3.4
CJ Corp	2.9
CCL Industries	2.8
Japan Tobacco	2.7
Tahoe Resources	2.5
WH Smith	2.3
Coronation Fund Managers	2.0
Goldcorp	1.7
Nippon Prologis REIT	1.2
Beadell Resources	0.6

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

4

Wanger International Select 2015 Semiannual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through June 30, 2015

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedle.com/us.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through June 30, 2015, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/15

1. Naspers (South Africa) Media in Africa, China, Russia & other Emerging Markets	4.2%
2. CapitaLand Mall Trust (Singapore) Singapore Commercial Property Real Estate Investment Trust	4.1
3. Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	4.0
4. KDDI (Japan) Mobile & Fixed Line Communication Service Provider in Japan	3.8
5. Recruit Holdings (Japan) Recruitment & Media Services	3.5
6. Secom (Japan) Security Services	3.4
7. CJ Corp (Korea) Holding Company of Korean Consumer Conglomerate	2.9
8. CCL Industries (Canada) Global Label Converter	2.8
9. Japan Tobacco (Japan) Cigarettes	2.7
10. Partners Group (Switzerland) Private Markets Asset Management	2.6

Top 5 Countries

As a percentage of net assets, as of 6/30/15

Japan	22.7%
Singapore	8.1
Korea	7.9
United Kingdom	7.6
Germany	6.6

Results as of June 30, 2015

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger International Select	2.24%	3.84%	-11.90%	9.00%	7.67%
S&P Developed Ex-U.S. Between $2B and $10B Index**	2.27	8.00	-1.35	10.68	6.99
MSCI EAFE Index (Net)	0.62	5.52	-4.22	9.54	5.12

NAV as of 6/30/15: $17.28

*  Not annualized.

** The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

The Fund's annual operating expense ratio of 1.43% is stated as of the Fund's prospectus dated May 1, 2015, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger International Select 2015 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Equities – 93.0%
	Asia – 41.9%
	Japan – 22.7%
31,500	KDDI Mobile & Fixed Line Communication Service Provider in Japan	$760,157
23,100	Recruit Holdings Recruitment & Media Services	704,417
10,500	Secom Security Services	682,138
15,000	Japan Tobacco Cigarettes	533,239
16,700	NGK Spark Plug Automobile Parts	462,493
210	Orix JREIT Diversified REIT	302,467
135	Nippon Prologis REIT Logistics REIT in Japan	248,419
120	Japan Retail Fund Retail REIT in Japan	239,963
2,700	Rinnai Gas Appliances for Home & Commercial Use	212,612
11,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	205,984
11,000	Park24 Parking Lot Operator	188,314
		4,540,203
	Singapore – 8.1%
513,000	CapitaLand Mall Trust Singapore Commercial Property Real Estate Investment Trust	818,278
138,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	801,663
		1,619,941
	Korea – 7.9%
2,218	CJ Corp Holding Company of Korean Consumer Conglomerate	587,624
1,900	Samsung Fire and Marine Non-life Insurance	500,652
5,800	KT&G Tobacco & Ginseng Products	493,451
		1,581,727
Number of Shares		Value
	Hong Kong – 2.0%
11,045	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	$389,166
	Taiwan – 1.2%
2,000	Largan Precision Mobile Device Camera Lenses & Modules	228,301
	Total Asia	8,359,338
	Europe – 30.4%
	United Kingdom – 7.6%
19,000	WH Smith Newsprint, Books & General Stationery Retailer	456,165
14,000	Babcock International Public Sector Outsourcer	237,573
3,000	Whitbread UK Hotelier & Coffee Shop	233,142
13,000	Jardine Lloyd Thompson Group International Business Insurance Broker	213,250
8,400	Aggreko Temporary Power & Temperature Control Services	189,926
11,000	Smith & Nephew Medical Equipment & Supplies	185,628
		1,515,684
	Germany – 6.6%
85,900	Telefonica Deutschland Mobile & Fixed-line Communications in Germany	495,108
5,200	MTU Aero Engines Airplane Engine Components & Services	489,111
9,000	Wirecard (a) Online Payment Processing & Risk Management	344,656
		1,328,875
	Switzerland – 3.6%
1,720	Partners Group Private Markets Asset Management	514,188
600	Geberit Plumbing Systems	200,032
		714,220
	France – 3.1%
12,000	Eutelsat Fixed Satellite Services	387,299

See accompanying notes to financial statements.
6

Wanger International Select 2015 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	France – 3.1% (cont)
9,000	Vivendi (a) Global Media Conglomerate	$227,011
		614,310
	Spain – 3.0%
54,000	Distribuidora Internacional de Alimentación Discount Retailer in Spain & Latin America	412,383
3,000	Viscofan Sausage Casings Maker	181,442
		593,825
	Sweden – 2.4%
10,438	Swedish Match Swedish Snus	296,903
5,270	Hexagon Design, Measurement & Visualization Software & Equipment	190,969
		487,872
	Norway – 1.6%
40,000	Orkla Food & Brands, Aluminum, Chemicals Conglomerate	314,778
	Denmark – 1.5%
6,500	Novozymes Industrial Enzymes	308,978
	Netherlands – 1.0%
4,000	Vopak Operator of Petroleum & Chemical Storage Terminals	201,855
	Total Europe	6,080,397
	Other Countries – 17.0%
	South Africa – 6.2%
5,400	Naspers Media in Africa, China, Russia & other Emerging Markets	841,114
59,000	Coronation Fund Managers South African Fund Manager	399,654
		1,240,768
	Canada – 6.0%
4,500	CCL Industries Global Label Converter	551,961
21,000	Goldcorp Gold Mining	340,200
Number of Shares		Value
7,000	Vermilion Energy (a) Canadian Exploration & Production Company	$302,362
		1,194,523
	Australia – 4.0%
60,000	Challenger Financial Annuity Provider in Australia	311,016
28,000	Amcor Global Leader in Flexible & Rigid Packaging	295,890
45,000	IAG General Insurance Provider	193,472
		800,378
	United States – 0.8%
2,000	Anadarko Petroleum Worldwide Production of Oil & Gas	156,120
	Total Other Countries	3,391,789
	Latin America – 3.7%
	Guatemala – 2.5%
42,000	Tahoe Resources Silver & Gold Projects in Guatemala & Peru	509,111
	Uruguay – 0.6%
13,068	Union Agriculture Group (b) (c) (d) Farmland Operator in Uruguay	123,362
	Brazil – 0.6%
817,828	Beadell Resources Gold Mining in Brazil	117,708
	Total Latin America	750,181
Total Equities (Cost: $16,550,195) – 93.0%		18,581,705	(e)
Short-Term Investments – 6.8%
1,361,297	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	1,361,297
Total Short-Term Investments (Cost: $1,361,297) – 6.8%		1,361,297

See accompanying notes to financial statements.
7

Wanger International Select 2015 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
Securities Lending Collateral – 3.5%
689,662	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	$689,662
Total Securities Lending Collateral (Cost: $689,662) – 3.5%		689,662
Total Investments (Cost: $18,601,154) (g) – 103.3%		20,632,664
Obligation to Return Collateral for Securities Loaned – (3.5)%		(689,662)
Cash and Other Assets Less Liabilities – 0.2%		27,059
Net Assets – 100.0%		$19,970,061

REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $652,198.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2015, the market value of this security amounted to $123,362, which represented 0.62% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	13,068	$150,000	$123,362

(d)  Illiquid security.

(e)  On June 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$4,540,203	22.8
Euro	2,738,864	13.7
Singapore Dollar	1,619,941	8.1
South Korean Won	1,581,727	7.9
British Pound	1,515,684	7.6
Canadian Dollar	1,363,435	6.8
South African Rand	1,240,768	6.2
Other currencies less than 5% of total net assets	3,981,083	19.9
Total Equities	$18,581,705	93.0

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $18,601,154 and net unrealized appreciation was $2,031,510 consisting of gross unrealized appreciation of $3,217,007 and gross unrealized depreciation of $1,185,497.

  At June 30, 2015, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	7,510,200	$600,000	7/15/2015	$(15,845)

The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

  USD = U.S. Dollar

  ZAR = South African Rand

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In

See accompanying notes to financial statements.
8

Wanger International Select 2015 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2015

circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$—	$8,359,338	$—	$8,359,338
Europe	—	6,080,397	—	6,080,397
Other Countries	1,350,643	2,041,146	—	3,391,789
Latin America	509,111	117,708	123,362	750,181
Total Equities	1,859,754	16,598,589	123,362	18,581,705
Total Short-Term Investments	1,361,297	—	—	1,361,297
Total Securities Lending Collateral	689,662	—	—	689,662
Total Investments	$3,910,713	$16,598,589	$123,362	$20,632,664
Derivatives
Liabilities
Forward Foreign Currency Exchange Contracts	—	(15,845)	—	(15,845)
Total	$3,910,713	$16,582,744	$123,362	$20,616,819

The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

Certain securities classified as Level 3 are valued at fair value by the Committee using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
9

Wanger International Select 2015 Semiannual Report

Wanger International Select

Portfolio Diversification (Unaudited), June 30, 2015

At June 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Information
Financial Processors	$1,535,484	7.7
Internet Related	841,115	4.2
Mobile Communications	760,156	3.8
Advertising	704,417	3.5
Telephone & Data Services	495,108	2.5
Satellite Broadcasting & Services	387,299	1.9
Telecommunications Equipment	228,302	1.2
Business Software	190,969	1.0
	5,142,850	25.8
Consumer Goods & Services
Nondurables	1,578,652	7.9
Retail	868,548	4.3
Other Durable Goods	675,105	3.4
Food & Beverage	478,345	2.4
Restaurants	233,142	1.2
Other Consumer Services	227,011	1.1
	4,060,803	20.3
Industrial Goods & Services
Other Industrial Services	1,549,490	7.8
Conglomerates	902,402	4.5
Industrial Materials & Specialty Chemicals	604,868	3.0
Outsourcing Services	237,573	1.2
Construction	200,032	1.0
	3,494,365	17.5
	Value	Percentage of Net Assets
Finance
Insurance	$1,218,390	6.1
Brokerage & Money Management	913,842	4.6
	2,132,232	10.7
Other Industries
Real Estate	1,815,111	9.1
	1,815,111	9.1
Energy & Minerals
Mining	967,019	4.9
Oil & Gas Producers	458,482	2.3
Oil Refining, Marketing & Distribution	201,854	0.9
Agricultural Commodities	123,362	0.6
	1,750,717	8.7
Health Care
Medical Equipment & Devices	185,627	0.9
	185,627	0.9
Total Equities	18,581,705	93.0
Short-Term Investments	1,361,297	6.8
Securities Lending Collateral	689,662	3.5
Total Investments	20,632,664	103.3
Obligation to Return Collateral for Securities Loaned	(689,662)	(3.5)
Cash and Other Assets Less Liabilities	27,059	0.2
Net Assets	$19,970,061	100.0%

See accompanying notes to financial statements.
10

Wanger International Select 2015 Semiannual Report

Statement of Assets and Liabilities
June 30, 2015 (Unaudited)

Assets:
Investments, at cost	$18,601,154
Investments, at value (including securities on loan of $652,198)	$20,632,664
Foreign currency (cost of $6,409)	6,355
Receivable for:
Fund shares sold	55,980
Securities lending income	781
Dividends	12,812
Foreign tax reclaims	13,794
Expense reimbursement due from investment advisor	128
Prepaid expenses	9,031
Total Assets	20,731,545
Liabilities:
Collateral on securities loaned	689,662
Unrealized depreciation on forward foreign currency exchange contracts	15,845
Payable for:
Fund shares redeemed	18,038
Investment advisory fee	512
Administration fee	27
Trustees' fees	9,703
Custody fee	5,119
Reports to shareholders	10,771
Chief compliance officer expenses	18
Other liabilities	11,789
Total Liabilities	761,484
Net Assets	$19,970,061
Composition of Net Assets:
Paid-in capital	$18,107,617
Overdistributed net investment income	(447,045)
Accumulated net realized gain	294,035
Net unrealized appreciation (depreciation) on:
Investments	2,031,510
Foreign currency translations	(211)
Forward foreign currency exchange contracts	(15,845)
Net Assets	$19,970,061
Fund Shares Outstanding	1,155,699
Net asset value, offering price and redemption price per share	$17.28

Statement of Operations
For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $22,160)	$239,634
Interest	27,181
Income from securities lending—net	4,202
Total Investment Income	271,017
Expenses:
Investment advisory fee	95,333
Transfer agent fees	83
Administration fee	5,071
Trustees' fees	4,152
Custody fees	8,550
Reports to shareholders	19,807
Audit fees	19,926
Legal fees	1,816
Chief compliance officer expenses	358
Commitment fee for line of credit (Note 5)	153
Other expenses	6,990
Total Expenses	162,239
Less reimbursement of expenses by Investment Manager	(15,182)
Net Expenses	147,057
Net Investment Income	123,960
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	355,737
Foreign currency translations	(6,212)
Forward foreign currency exchange contracts	19,451
Net realized gain	368,976
Net change in unrealized appreciation (depreciation) on:
Investments	292,288
Foreign currency translations	1,327
Forward foreign currency exchange contracts	(9,366)
Net change in unrealized appreciation	284,249
Net realized and unrealized gain	653,225
Net Increase in Net Assets from Operations	$777,185

See accompanying notes to financial statements.
11

Wanger International Select 2015 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$123,960	$257,118
Net realized gain (loss) on:
Investments	355,737	1,432,817
Foreign currency translations	(6,212)	(12,926)
Forward foreign currency exchange contracts	19,451	31,269
Net change in unrealized appreciation (depreciation) on:
Investments	292,288	(3,148,383)
Foreign currency translations	1,327	(1,653)
Forward foreign currency exchange contracts	(9,366)	(10,867)
Options	—	(64,830)
Net Increase (Decrease) in Net Assets from Operations	777,185	(1,517,455)
Distributions to Shareholders From:
Net investment income	(212,796)	(328,166)
Net realized gains	(1,261,912)	(1,083,089)
Total Distributions to Shareholders	(1,474,708)	(1,411,255)
Share Transactions:
Subscriptions	746,764	2,223,810
Distributions reinvested	1,474,708	1,411,255
Redemptions	(1,919,273)	(5,267,340)
Net Increase (Decrease) from Share Transactions	302,199	(1,632,275)
Increase from regulatory settlements	—	3,626
Total Decrease in Net Assets	(395,324)	(4,557,359)
Net Assets:
Beginning of period	20,365,385	24,922,744
End of period	$19,970,061	$20,365,385
Overdistributed Net investment income	$(447,045)	$(358,209)

See accompanying notes to financial statements.
12

Wanger International Select 2015 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2015		2014		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$17.93		$20.45		$19.83		$16.44		$18.57		$15.42
Income from Investment Operations:
Net investment income	0.11		0.22		0.21		0.29		0.14		0.09
Net realized and unrealized gain (loss)	0.61		(1.51)		2.37		3.32		(1.99)		3.28
Total from Investment Operations	0.72		(1.29)		2.58		3.61		(1.85)		3.37
Less Distributions to Shareholders:
Net investment income	(0.20)		(0.29)		(1.22)		(0.22)		(0.28)		(0.22)
Net realized gains	(1.17)		(0.94)		(0.74)		—		—		—
Total Distributions to Shareholders	(1.37)		(1.23)		(1.96)		(0.22)		(0.28)		(0.22)
Increase from regulatory settlements	—		0.00	(a)	—		—		—		—
Net Asset Value, End of Period	$17.28		$17.93		$20.45		$19.83		$16.44		$18.57
Total Return	3.84	%(b)	(6.96	)%(c)	14.04	%(b)	22.00%		(10.11	)%(b)	22.09%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (d)	1.60	%(e)	1.42%		1.51%		1.43%		1.45%		1.38%
Total net expenses (d)	1.45	%(e)	1.42%		1.45%		1.42	%(f)	1.40	%(f)	1.38	%(f)
Net investment income	1.22	%(e)	1.06%		1.05%		1.57%		0.77%		0.57%
Portfolio turnover rate	31%		61%		74%		58%		44%		37%
Net assets, end of period (000s)	$19,970		$20,365		$24,923		$24,816		$24,019		$31,669

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger International Select 2015 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds (ETFs) are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases,

the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative instruments

The Fund invests in forward foreign currency exchange contracts on a very limited basis, as detailed below. Forward foreign currency exchange contracts are derivative instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, in this case, currencies. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in the future. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contracts is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2015:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	$(15,845)

14

Wanger International Select 2015 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$19,451

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$(9,366)

The following table provides a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2015:

Derivative Instrument	Average unrealized appreciation*	Average unrealized depreciation*
Forward foreign currency exchange contracts	$—	$(11,011)

*  Based on the ending quarterly outstanding amounts for the six months ended June 30, 2015.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2015, is included in the Statement of Operations.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2015:

	Goldman Sachs & Co. ($)	Morgan Stanley ($)	Total ($)
Liabilities
Forward foreign currency exchange contracts	—	$15,845	$15,845
Securities loaned	689,662	—	689,662
Total Liabilities	689,662	15,845	705,507
Total Financial and Derivative Net Assets	(689,662)	(15,845)	(705,507)
Financial instruments	652,198	—	652,198
Net Amount (a)	(37,464)	(15,845)	(53,309)

(a)  Represents the net amount due from/(to) counterparties in the event of default.

15

Wanger International Select 2015 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the six months ended June 30, 2015, the annualized effective investment advisory fee rate was 0.94% of the Fund's average daily net assets.

Through April 30, 2016, CWAM has contractually agreed to bear a portion of the Fund's expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.45% of the Fund's average daily net assets. The reimbursement to the Fund for the six months ended June 30, 2015, was $15,182.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2015, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the six months ended June 30, 2015, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $470,370.

16

Wanger International Select 2015 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

5.  Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the Trust entered into a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the six months ended June 30, 2015.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2015	Year ended December 31, 2014
Shares sold	40,635	109,349
Shares issued in reinvestment of dividend distributions	83,553	69,611
Less shares redeemed	(104,500)	(261,572)
Net increase in shares outstanding	19,688	(82,612)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2015, were $6,292,092 and $5,823,804, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Regulatory Settlements

During the year ended December 31, 2014, the Fund received $3,626 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

9.  Shareholder Concentration

At June 30, 2015, two unaffiliated shareholder accounts owned an aggregate of 100.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

10.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

11.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

17

Wanger International Select 2015 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger International Select (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers (as does the Board's Investment Performance Analysis Committee), and receives monthly reports from CWAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2015 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on six separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Contract Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) CWAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 2, 2015 ("Contract Meeting"), the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient resources to improve performance, including but not limited to resources to hire additional analysts and other investment and operational personnel. Based on those assurances, the Trustees believed that CWAM would have sufficient resources to attract new personnel to help improve performance. In addition, they considered the quality of CWAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2014. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the three-year period.

The Trustees considered that the Fund's performance was well below the median in the Morningstar rankings for the three- and five-year periods ending December 31, 2014, although the one-year performance was above the median. The Trustees noted that the Fund had outperformed its benchmark during the five-year period, but not in the more recent periods. The Trustees considered CWAM's explanation for the underperformance, which focused on risk aversion. The Trustees had received a plan for the improved performance for the Fund from CWAM, which they continued to monitor.

The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve performance of the Fund, that CWAM had reported that these steps were being successfully implemented although still in process; and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance closely. In addition the Trustees considered that the current and former Chief Investment Officer (the "CIO") of CWAM had reported to them at numerous Committee and Board meetings on the corrective steps being taken to improve performance, and Committee representatives met separately with the CIO on multiple occasions to discuss the Fund.

18

Wanger International Select 2015 Semiannual Report

Board Approval of the Advisory Agreement

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses were higher than both the Lipper and Morningstar peer groups. The Trustees also took into account that the actual advisory fees paid by the Fund were higher than the median versus Lipper peers and lower than the median of Morningstar peers.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts with similar investment strategies, as detailed in materials provided to the Committee by CWAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to the Columbia Acorn International Select Fund's advisory fees at the same asset levels.

The Trustees concluded that the rate of advisory fees payable to CWAM was reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account CWAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as the Fund's investment adviser and of CWAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM's profitability in light of the additional resources to be provided to it by Ameriprise to assist in improving performance.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The Compliance Committee of the Board reviewed CWAM's annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM's soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that CWAM's execution capabilities were generally better than industry peers. The Trustees determined that CWAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Contract Meeting, the Trustees approved continuation of the Advisory Agreement through July 31, 2016.

19

Wanger International Select 2015 Semiannual Report

Proxy Voting Results

Results of Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders of Wanger Advisors Trust (the Trust), was held on February 27, 2015 to ask shareholders to vote in favor of the election of nine nominated trustees to the Board. A proxy statement that described the proposals was mailed to shareholders of record as of December 31, 2014.

Proposal: Each of the trustee nominees was elected to the Board as follows:

Trustee	For	Against/Withhold	Abstain/Broker Non-Votes
Laura M. Born	38,573,110.511	1,474,696.806	0
Maureen M. Culhane	38,532,107.983	1,515,699.334	0
Margaret M. Eisen	38,602,975.936	1,444,831.381	0
Thomas M. Goldstein	38,638,023.815	1,409,783.502	0
John C. Heaton	38,662,930.626	1,384,876.691	0
Steven N. Kaplan	38,557,270.785	1,490,536.532	0
Charles R. Phillips	38,564,485.454	1,483,321.863	0
David J. Rudis	38,588,800.594	1,459,006.723	0
P. Zachary Egan	38,642,128.122	1,405,679.195	0

20

Wanger International Select 2015 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born, Chair of the Board
Steven N. Kaplan, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
David J. Rudis
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Alan G. Berkshire
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Paul B. Goucher
Assistant Secretary

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal
Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Ryan C. Larrenaga
Assistant Secretary

Satoshi Matsunaga
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and
General Counsel

Matthew S. Szafranski
Vice President

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiathreadneedle.com/us, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

COLUMBIA WANGER FUNDS

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.  C-1455 F (8/15) 1274594

SEMIANNUAL REPORT

June 30, 2015

COLUMBIA WANGER FUNDS

Managed by Columbia Wanger Asset Management, LLC

WANGER SELECT

Wanger Select

2015 Semiannual Report

1	Understanding Your Expenses
2	Battery Technology and its Implications
4	Performance Review
6	Statement of Investments
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
16	Board Approval of the Advisory Agreement
20	Results of Special Meeting of Shareholders

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2015, CWAM managed $27 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks and expenses of the Fund before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectuses for the Fund and your variable contract carefully before investing.

The views expressed in "Battery Technology and its Implications" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Wanger Select 2015 Semiannual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2015 – June 30, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger Select	1,000.00	1,000.00	1,059.70	1,020.38	4.55	4.46	0.89

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 4 to the Financial Statements (Unaudited).

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger Select 2015 Semiannual Report

Battery Technology and its Implications

Battery History

Alessandro Volta was a professor of physics at the University of Pavia in Italy at a time of great debate about electricity. He was also a skilled maker of scientific instruments, including machines that could generate an electrostatic charge. After reading a paper noting a torpedo fish could create electric shocks, and proposing that the process creating the charge could be imitated, Volta created the undisputed first battery.1 As described in a paper he wrote in March 1800, the battery consisted of a column of zinc and copper discs separated by brine-soaked cardboard.2

Within months, others were making variations of Volta's battery and improved versions were developed. The batteries were largely used in laboratory equipment, often to enable electrolysis, which resulted in scientific discoveries such as the separation of water into oxygen and hydrogen, as well as discoveries of other elements including sodium and magnesium.3 For several decades, electroplating of metal appears to have been the primary commercial use of batteries.4

All batteries have anode and cathode electrodes as well as an acid or alkaline electrolyte, which facilitates movement of electricity between the electrodes. Components in existing batteries have been refined over time and often later replaced by new materials. In 1839, Sir William Robert Grove, a Welsh judge and physical scientist, made a version utilizing zinc in sulfuric acid and platinum in nitric acid, which produced a then-powerful charge of 1.8 volts but emitted poisonous nitric oxide gas. In the 1850s, German chemist Robert Bunsen created a much cheaper version of Grove's battery by substituting carbon for platinum.5

Telegraphs were developed in the 1830s and 1840s, and became widespread after inventor Samuel Morse's 1844 Washington, D.C. to Baltimore link. That initial line used huge Grove batteries at both ends plus 150-pound Grove batteries at relay points in between. Within 30 years there were 650,000 land miles of telegraph cable6 and, since telegraphs then needed battery powered relays every few miles to boost their signals, commercial demand for batteries boomed. Telegraph office batteries initially needed regular care on strict schedules. The electrodes had to be cleaned or replaced, and the electrolyte needed replenishing.7

The first practical rechargeable battery was developed in 18598 by French physicist Gaston Planté using lead because it was readily available, cheap and amenable to recharging.9 The next battery breakthrough came in 1866 when French engineer Georges Leclanché created a simple, cheap battery consisting of a glass jar with manganese dioxide and zinc electrodes, a small bar of carbon, and an ammonium chloride electrolyte, which was then a common household chemical (sal ammoniac) used in cleaning and baking. This was the first battery not to use acid and, when discharged, replacing the sal ammoniac would revitalize it. Millions were produced for telegraphs, doorbells and telephones, though the battery was good only for intermittent use.10

German chemist Carl Gassner in 1887 patented his "dry cell" battery, consisting of a zinc can as the anode, ammonium chloride and plaster of paris as a dry electrolyte and carbon as the cathode. Producing a steady 1.5 volts, this was apparently the first battery requiring no maintenance. This compact six-inch long battery was durable and was mass-produced to power alarm clocks and bicycle lights.11

Batteries powered many of the first cars. The 1894 Electrobat had 1,500 pounds of lead-acid batteries.12 Of the 4,200 automobiles sold in the United States in the year 1900, battery powered cars were the most popular, followed by steam powered cars. Fewer than 1,000 were powered by gasoline.13

American inventor and businessman Thomas Edison was a proponent of battery-powered cars, and was determined to create a new rechargeable battery with triple the capacity of the lead-acid battery.14 His team experimented with hundreds of different compounds for a better automotive battery. When chided about failed experiments, he said, "No, I didn't fail. I discovered 24,999 ways that the storage battery does not work."15 Ultimately he developed a battery with nickel and iron electrodes and a potassium-based electrolyte that outperformed existing lead-acid batteries by 233%.16 But it was expensive and gasoline-powered cars dominated once the automatic starter (as opposed to a crank) became ubiquitous.

In the 1950s, inventor Samuel Ruben created the alkaline manganese battery in a new AAA size, and licensed it to Mallory, which later became

Duracell. That battery was popular in Kodak flash cameras. Canadian-American chemist Lewis Urry of Eveready invented the modern alkaline battery in 1959.17 His primary innovation was to use powdered zinc, which has dramatically more surface area than solid zinc. Labelled the Energizer, it had 40 times the capacity of the then-ubiquitous zinc-carbon battery.18

As power-hungry portable electronics took off after 1980, the quest for high energy, rechargeable batteries intensified. Nickel-cadmium batteries were invented, but had a "memory effect," which reduced capacity if recharged before depletion, and contained toxic cadmium. Nickel-metal-hydride batteries were also developed, powering cell phones and the first hybrid cars. These batteries had high capacity for the time, but tended to self-discharge when not in use.

Lithium Batteries

Chemists were long aware of lithium's potential in batteries. Lithium is the lightest metal, has half the density of water and, pound per pound, a lithium battery should be able to produce 30 times the energy of a lead-acid battery. However, lithium is too volatile to exist by itself in nature. It will burn or explode when exposed to air and pure lithium must be stored in oil to prevent it from reacting.

Exxon had a venture capital division that recruited British chemist Stanley Whittingham in the 1970s to pursue development of lithium batteries. Whittingham created a coin-sized battery with a lithium-aluminum alloy and a sulfide electrode. The first rechargeable lithium battery was used in a solar-powered watch shipped in 1977. But larger batteries ignited in Exxon's laboratories, and Exxon later exited the business and sold its patents. 19

John Goodenough achieved the breakthrough in lithium batteries. A University of Chicago Ph.D. working at Oxford, he experimented with metal oxides, which could be charged and discharged at higher voltages than sulfides. He also realized that as lithium ions migrate from a sulfide-based cathode, sections of the cathode tend to hollow out and collapse, reducing the ability of the battery to be recharged. Metal oxides in the cathode, in effect, reinforce its structure.

In 1980, Goodenough's team announced the lithium-cobalt-oxide battery.20 His belief in oxides proved correct, as the battery produced about

2

Wanger Select 2015 Semiannual Report

4 volts versus the 2.4 volts Whittingham achieved.21 "It was the first lithium-ion cathode with the capacity to power both compact and relatively large devices...far superior to anything on the market," said author Steve Levine in his recently published book, The Powerhouse.22 Yet because the battery was unusual, no companies in Europe or the Americas licensed it.

South African Ph.D. Mike Thackeray joined Goodenough during a stint at Oxford and helped invent a nickel-manganese-cobalt (NMC) cathode in place of Goodenough's lithium-cobalt-oxide. The NMC version has less safety risk than Goodenough's first lithium battery and theoretically should provide more energy.23 A version of this battery is used in the Chevrolet Volt.

Battery research funding diminished in the United States during the 1980s, a period of low oil prices and excitement about superconductivity. In Japan, however, battery research continued in earnest. After a decade of work, Japanese researcher Akira Yoshino combined Goodenough's lithium-cobalt-oxide cathode with a carbon anode and, in 1991, Sony shipped a resulting lithium-ion battery for small electronic devices. Later, Sony changed the anode to graphite, which was benign and better absorbed lithium ions, resulting in more power for longer periods. The Sony batteries were wildly successful, spurring knockoffs as well as additional lithium battery research.24

Electric Cars and Other Uses for Batteries

Improving performance and dropping costs have enabled much more sophisticated portable electronics but the biggest potential market for batteries is in automobiles. Thomas Edison said that the internal combustion engine would be a bridge between generations of battery powered cars, and he yet could be proven right (albeit late).25

The basic physics problem confronting battery powered vehicles is the energy density of gasoline versus batteries. A kilogram of gasoline contains about 12,700 watt hours of energy,26 while lithium batteries currently used in automobiles have energy densities ranging from 155 to 233 watt hours per kilogram.27 However, electric motors are over 90% efficient, three times that of gasoline engines,28 and electric vehicles can recapture up to half of energy expended through regenerative breaking,29 reducing the effective energy density gap somewhat.

Another key use for improved batteries is within the electric grid. Renewable power from solar and wind is by nature intermittent, and higher capacity, lower cost batteries will allow the adoption of more renewable energy. As battery performance improves and costs fall, expect to see more electric automobiles and renewable energy.

Potential Breakthroughs

In his book, Levine describes the inventions of various forms of lithium batteries and Argonne National Laboratory's successful effort to win funding as The Joint Center for Energy Storage Research. Argonne's goal is another battery breakthrough, achieving five times the performance at one-fifth the cost in five years. The Joint Center is looking beyond lithium. Argonne's senior scientist George Crabtree notes that new concepts, such as use of materials with double ions, use of reactions on the electrode surface instead of inside them and liquid electrodes, are worth exploring.

Investment Implications

Predicting which battery technology will succeed and which battery companies will profit is extremely difficult and risky. I've been on numerous battery technology wild goose chases, and can vaguely recall talking to Argonne researchers back in the late 1970s. The Columbia Wanger Funds' shareholders have instead benefited from investing downstream, in companies that prospered from improved battery technology. For example, domestic funds had profitable investments in cell phone service providers as the industry consolidated years ago, and more recently in cell tower companies.

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  In 1936 in Eastern Iraq, archeologist Wilhelm Koenig found a five- by three-inch broken clay jar that held a rolled sheet of copper and an iron rod. It dated back to between 200 BC and 200 AD. Koenig realized that with an acid or alkaline liquid, the device would be a functioning battery. Several similar jars have since been found. Google "Baghdad battery" to pursue the mystery and controversy.

2  Seth Fletcher, Bottled Lightning: Superbatteries, Electric Cars, and the New Lithium Economy (New York, Hill and Wang, 2011), p. 11.

3  Henry Schlesinger, The Battery: How Portable Power Sparked a Technological Revolution (New York, HarperCollins, 2010), p. 77.

4  Ibid., p. 50, 65.

5  Ibid., p. 96.

6  Ibid., p. 110, 130.

7  Ibid., p. 139.

8  Fletcher, op. cit., p. 13.

9  Schlesinger, op. cit., p. 145.

10  Ibid., p. 142-143.

11  Ibid., p. 179.

12  Ibid., p. 174.

13  Jim Motavalli, High Voltage: The Fast Track To Plug In the Auto Industry (New York, Rodale, 2011), p. xii.

14  Fletcher, op. cit., p. 14.

15  Schlesinger, op. cit., p. 174.

16  Fletcher, op. cit., 15.

17  NNDB website: nndb.com/people/004/000206383. Accessed April 2, 2015.

18  Schlesinger, op. cit., p. 250.

19  Steve Levine, The Powerhouse: Inside the Invention of a Battery to Save the World (New York, Viking, 2015), p. 21.

20  Ibid., p. 25.

21  Fletcher, op. cit., p. 44.

22  Levine, op. cit., p. 25.

23  Ibid., p. 41-44.

24  Ibid., p. 35.

25  Schlesinger, op. cit., p. 174.

26  Hypertextbook website: hypertextbook.com/facts/2003/ArthurGolnik.shtml. Accessed April 1, 2015.

27  Luke Ottaway, "What Makes Tesla's Batteries So Great?" Torque News, October 19, 2014, on website at: torquenews.com/2250/what-makes-tesla-s-batteries-so-great. Accessed April 3, 2015.

28  Tobias Fleiter and Wolfgang Eichhammer, "Energy efficiency in electric motor systems: Technology, saving potentials and policy options for developing countries," Working Paper 11/2011 published by United Nations Industrial Development Organization, p. 5, unido.org. Accessed April 21, 2015.

29  Source: ProEv Inc. article titled, "Regenerative Braking Efficiency," 2015.

3

Wanger Select 2015 Semiannual Report

Performance Review Wanger Select

Robert A. Chalupnik Lead Portfolio Manager	Matthew S. Szafranski Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Please also see "A Comment on Trading Volumes" on the inside cover of this report.

Wanger Select ended the first half of 2015 up 5.97%, outperforming the 4.20% gain of its primary benchmark, the S&P MidCap 400® Index. Solid performance from Fund health care stocks, specifically biotech-related names, contributed to the Fund's outperformance for the period. Being underweight in utilities also benefited the Fund, as this sector was down nearly 12% year to date in the benchmark. We have not held any utility stocks during the past year due to high valuations for these low-growth companies.

Synageva BioPharma, a biotech company focused on orphan diseases, surged 120% in the half-year period after announcing that the company was being acquired by Alexion Pharmaceuticals. We chose to sell this position on the positive news. Ultragenyx Pharmaceutical is also focused on drugs that treat very rare diseases. Its stock was up 109%, as the sector bounced with Synageva. Ultragenyx also benefited from favorable news for several of its pipeline drugs.

Other winners included SEI Investments, a mutual fund administrator and investment manager, which gained 23% for the half year on strong cash inflows into its actively managed investment strategies. WNS, a provider of offshore business process outsourcing services, gained 29%, benefiting from better-than-expected earnings driven by a new CEO who has been successful in spurring company growth. LKQ, a distributor of alternative auto parts for the collision industry, gained 7% for the half year on sales growth across all of its business segments. The company also benefited from a rebound in margins after a tough fourth quarter.

In addition to Synageva BioPharma, the issuers of two other Fund positions announced that they were being sold during the second quarter. Pall, a life science and industrial filtration company, gained 22% following the news that it was being acquired by Danaher. Informatica, an enterprise data integration software company, was the third acquisition and gained 25% for the semiannual period. We sold out of both positions following the announcements.

On the downside, several Fund consumer stocks declined in the period. The Fresh Market, a specialty food retailer, was off 22% for the half year. While earnings were slightly above industry estimates, comparative quarterly sales data missed expectations. An unusually large number of competitive store openings have hurt the company's overall sales, but we expect this trend to normalize. Fossil, a manufacturer of watches and jewelry, fell 14% as a decline in North American sales of its Michael Kors line, and buzz around the Apple Watch and other wearable technology, negatively impacted returns. United Natural Foods, a distributor of natural/organic foods to grocery stores, was off 18% for the half, as the specialty grocery industry experienced a general slowdown early in the year.

Other laggards included Solera Holdings, a developer of software for the automotive insurance claims processing industry, which fell 9%. With 60% of its sales outside of the United States, currency headwinds played a role in Solera's decline. Donaldson, an air filtration company, was off over 6% for the half year, suffering from weaker sales to its agriculture end market. The company's offshore operations were also impacted by the strong U.S. dollar.

After several years of no take-out activity in the Fund, Wanger Select had four in the first half of 2015. Acquisitions of Fund holdings have benefited the Fund historically, and typically confirm the investment merit of the business.

Our strategy remains unchanged. We continue to invest in growing businesses that trade at what we believe to be reasonable valuations relative to the quality and fundamentals of the business.

Matthew S. Szafranski was named co-portfolio manager of Wanger Select on May 1, 2015. As an analyst, Mr. Szafranski covers leisure, lodging, gaming, restaurants and consumer staples companies for our domestic team.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

Donaldson	5.2%
LKQ	5.1
SEI Investments	4.6
The Fresh Market	3.6
Solera Holdings	2.8
WNS	2.1
Fossil	2.0
United Natural Foods	1.5
Ultragenyx Pharmaceutical	1.4

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

4

Wanger Select 2015 Semiannual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through June 30, 2015

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedle.com/us.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2015, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/15

1. Ametek Aerospace/Industrial Instruments	6.4%
2. Donaldson Industrial Air Filtration	5.2
3. LKQ Alternative Auto Parts Distribution	5.1
4. SEI Investments Mutual Fund Administration & Investment Management	4.6
5. The Fresh Market Specialty Food Retailer	3.6
6. Vail Resorts Ski Resort Operator & Developer	3.3
7. Associated Banc-Corp Midwest Bank	3.1
8. Nordson Dispensing Systems for Adhesives & Coatings	3.0
9. Airgas Industrial Gas Distributor	3.0
10. Amphenol Electronic Connectors	2.8

Top 5 Industries

As a percentage of net assets, as of 6/30/15

Industrial Goods & Services	30.2%
Information	24.9
Consumer Goods & Services	15.1
Finance	12.4
Health Care	6.4

Results as of June 30, 2015

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger Select	3.37%	5.97%	7.77%	13.72%	8.41%
S&P MidCap 400 Index**	-1.06	4.20	6.40	17.82	9.74
S&P 500 Index	0.28	1.23	7.42	17.34	7.89

NAV as of 6/30/15: $25.56

* Not annualized.

** The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

The Fund's annual operating expense ratio of 0.73% is stated in the Fund's prospectus dated May 1, 2015, as supplemented May 1, 2015. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in companies with market caps under $20 billion at the time of investment, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger Select 2015 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Equities – 98.1%
	Industrial Goods & Services – 30.2%
	Machinery – 16.4%
193,000	Ametek Aerospace/Industrial Instruments	$10,572,540
241,000	Donaldson Industrial Air Filtration	8,627,800
64,000	Nordson Dispensing Systems for Adhesives & Coatings	4,984,960
75,000	Generac (a) (b) Standby Power Generators	2,981,250
		27,166,550
	Other Industrial Services – 9.0%
281,000	LKQ (a) Alternative Auto Parts Distribution	8,498,845
74,000	Expeditors International of Washington International Freight Forwarder	3,411,770
54,000	Robert Half International Temporary & Permanent Staffing in Finance, Accounting & other Professions	2,997,000
		14,907,615
	Industrial Distribution – 3.0%
47,000	Airgas Industrial Gas Distributor	4,971,660
	Outsourcing Services – 1.8%
106,000	Quanta Services (a) Electrical Transmission & Pipeline Contracting Services	3,054,920
	Total Industrial Goods & Services	50,100,745
	Information – 24.9%
	Business Software – 7.2%
103,000	Solera Holdings Software for Automotive Insurance Claims Processing	4,589,680
42,000	Ansys (a) Simulation Software for Engineers & Designers	3,832,080
21,000	Ultimate Software (a) Human Capital Management Systems	3,451,140
		11,872,900
Number of Shares		Value
	Instrumentation – 4.4%
12,300	Mettler-Toledo International (a) Laboratory Equipment	$4,199,958
133,000	Trimble Navigation (a) GPS-based Instruments	3,120,180
		7,320,138
	Computer Hardware & Related Equipment – 2.8%
80,000	Amphenol Electronic Connectors	4,637,600
	Telecommunications Equipment – 2.5%
35,000	F5 Networks (a) Internet Traffic Management Equipment	4,212,250
	Mobile Communications – 2.2%
46,000	Crown Castle International Communications Towers	3,693,800
	Computer Services – 2.1%
131,000	WNS - ADR (a) Offshore Business Process Outsourcing Services	3,504,250
	Business Information & Marketing Services – 1.6%
246,000	Bankrate (a) Internet Advertising for the Insurance, Credit Card & Banking Markets	2,580,540
	Internet Related – 1.4%
475,000	Vonage (a) Business & Consumer Internet Telephony	2,332,250
	Semiconductors & Related Equipment – 0.7%
125,000	Atmel Microcontrollers, Radio Frequency & Memory Semiconductors	1,231,875
	Total Information	41,385,603
	Consumer Goods & Services – 15.1%
	Retail – 5.6%
184,000	The Fresh Market (a) (b) Specialty Food Retailer	5,913,760
49,000	Fossil (a) Watch Designer & Retailer	3,398,640
		9,312,400

See accompanying notes to financial statements.
6

Wanger Select 2015 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Travel – 3.3%
50,000	Vail Resorts Ski Resort Operator & Developer	$5,460,000
	Other Durable Goods – 2.8%
280,000	Gentex Manufacturer of Auto Parts	4,597,600
	Other Consumer Services – 1.8%
75,000	Blackhawk Network (a) Third-party Distributor of Prepaid Content, Mostly Gift Cards	3,090,000
	Consumer Goods Distribution – 1.5%
39,000	United Natural Foods (a) Distributor of Natural/Organic Foods to Grocery Stores	2,483,520
	Food & Beverage – 0.1%
538,000	GLG Life Tech (Canada) (a) Producer of an All-natural Sweetener Extracted from the Stevia Plant	137,839
	Total Consumer Goods & Services	25,081,359
	Finance – 12.4%
	Brokerage & Money Management – 6.8%
156,000	SEI Investments Mutual Fund Administration & Investment Management	7,648,680
95,000	Eaton Vance Specialty Mutual Funds	3,717,350
		11,366,030
	Banks – 3.1%
255,000	Associated Banc-Corp Midwest Bank	5,168,850
	Insurance – 2.5%
226,000	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4,147,100
	Total Finance	20,681,980
	Health Care – 6.4%
	Medical Supplies – 5.0%
70,000	Cepheid (a) Molecular Diagnostics	4,280,500
104,400	VWR (a) Distributor of Lab Supplies	2,790,612
9,000	Henry Schein (a) Distributor of Dental, Vet & Medical Products	1,279,080
		8,350,192
Number of Shares		Value
	Biotechnology & Drug Delivery – 1.4%
22,000	Ultragenyx Pharmaceutical (a) Biotech Focused on "Ultra-Orphan" Drugs	$2,252,580
	Total Health Care	10,602,772
	Energy & Minerals – 4.7%
	Agricultural Commodities – 1.5%
261,363	Union Agriculture Group (Uruguay) (a) (c) (d) Farmland Operator in Uruguay	2,467,267
	Mining – 1.2%
17,000	Core Labs (Netherlands) (b) Oil & Gas Reservoir Consulting	1,938,680
	Oil & Gas Producers – 1.2%
33,000	Carrizo Oil & Gas (a) Oil & Gas Producer	1,624,920
3,600,000	Canadian Overseas Petroleum (Canada) (a) (d)	219,055
184,000	Canadian Overseas Petroleum (Canada) (a) Oil & Gas Exploration Offshore West Africa	11,785
1,217,000	Petromanas (Canada) (a) (b) Exploring for Oil in Albania	53,591
		1,909,351
	Oil Services – 0.8%
35,000	Gulfport Energy (a) Oil & Gas Producer Focused on Utica Shale in Ohio	1,408,750
	Total Energy & Minerals	7,724,048
	Other Industries – 4.4%
	Real Estate – 4.4%
51,000	Post Properties Multifamily Properties	2,772,870
73,000	EdR Student Housing	2,289,280
35,000	Extra Space Storage Self Storage Facilities	2,282,700
		7,344,850
	Total Other Industries	7,344,850
Total Equities (Cost: $123,534,725) – 98.1%		162,921,357	(e)

See accompanying notes to financial statements.
7

Wanger Select 2015 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
Short-Term Investments – 1.5%
2,536,913	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$2,536,913
Total Short-Term Investments (Cost: $2,536,913) – 1.5%		2,536,913
Securities Lending Collateral – 3.5%
5,863,150	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	5,863,150
Total Securities Lending Collateral (Cost: $5,863,150) – 3.5%		5,863,150
Total Investments (Cost: $131,934,788) (g) – 103.1%		171,321,420
Obligation to Return Collateral for Securities Loaned – (3.5)%		(5,863,150)
Cash and Other Assets Less Liabilities – 0.4%		729,732
Net Assets – 100.0%		$166,188,002

  ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $5,743,626.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2015, the market value of these securities amounted to $2,686,322, which represented 1.62% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/ Units	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	261,363	$2,999,999	$2,467,267
Canadian Overseas Petroleum	11/24/10	3,600,000	1,539,065	219,055
			$4,539,064	$2,686,322

(e)  On June 30, 2015, the market value of foreign securities represented 2.91% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Uruguay	$2,467,267	1.49
Netherlands	1,938,680	1.17
Canada	422,270	0.25
Total Foreign Portfolio	$4,828,217	2.91

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $131,934,788 and net unrealized appreciation was $39,386,632 consisting of gross unrealized appreciation of $46,317,696 and gross unrealized depreciation of $6,931,064.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under

See accompanying notes to financial statements.
8

Wanger Select 2015 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2015

which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$50,100,745	$—	$—	$50,100,745
Information	41,385,603	—	—	41,385,603
Consumer Goods & Services	25,081,359	—	—	25,081,359
Finance	20,681,980	—	—	20,681,980
Health Care	10,602,772	—	—	10,602,772
Energy & Minerals	5,037,726	219,055	2,467,267	7,724,048
Other Industries	7,344,850	—	—	7,344,850
Total Equities	160,235,035	219,055	2,467,267	162,921,357
Total Short-Term Investments	2,536,913	—	—	2,536,913
Total Securities Lending Collateral	5,863,150	—	—	5,863,150
Total Investments	$168,635,098	$219,055	$2,467,267	$171,321,420

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

The following table reconciles asset balances for the period ending June 30, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015
Equities
Energy & Minerals	$2,386,244	$—	$81,023	$—	$—	$—	$—	$2,467,267

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $81,023.

Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at June 30, 2015	Valuation Technique(s)	Unabservable Input(s)	Range (Weighted Average)
Energy & Minerals	$2,467,267	Market comparable companies	Discount for lack of marketability	7	% — 23%

  Certain securities classified as Level 3 are valued by the Committee using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
9

Wanger Select 2015 Semiannual Report

Statement of Assets and Liabilities
June 30, 2015 (Unaudited)

Assets:
Investments, at cost	$131,934,788
Investments, at value (including securities on loan of $5,743,626)	$171,321,420
Receivable for:
Investments sold	1,455,904
Fund shares sold	632
Securities lending income	1,396
Dividends	98,600
Prepaid expenses	26,185
Total Assets	172,904,137
Liabilities:
Collateral on securities loaned	5,863,150
Payable for:
Investments purchased	576,432
Fund shares redeemed	200,489
Investment advisory fee	2,723
Administration fee	227
Transfer agent fee	1
Trustees' fees	39,123
Custody fee	3,203
Reports to shareholders	20,689
Chief compliance officer expenses	73
Other liabilities	10,025
Total Liabilities	6,716,135
Net Assets	$166,188,002
Composition of Net Assets:
Paid-in capital	$97,151,326
Overdistributed net investment income	(76,673)
Accumulated net realized gain	29,726,707
Net unrealized appreciation (depreciation) on:
Investments	39,386,632
Foreign currency translations	10
Net Assets	$166,188,002
Fund Shares Outstanding	6,502,887
Net asset value, offering price and redemption price per share	$25.56

Statement of Operations
For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $1,980)	$720,329
Income from securities lending – net	7,176
Total Investment Income	727,505
Expenses:
Investment advisory fee	684,896
Transfer agency fees	114
Administration fee	42,806
Trustees' fees	5,906
Custody fees	5,498
Reports to shareholders	38,167
Audit fees	14,809
Legal fees	15,873
Chief compliance officer expenses	3,010
Commitment fee for line of credit (Note 5)	1,299
Other expenses	9,227
Total Expenses	821,605
Less advisory fee waiver	(56,921)
Net Expenses	764,684
Net Investment Loss	(37,179)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	29,983,268
Foreign currency translations	(938)
Net realized gain	29,982,330
Net change in unrealized appreciation (depreciation) on:
Investments	(20,126,825)
Foreign currency translations	10
Net change in unrealized depreciation	(20,126,815)
Net realized and unrealized gain	9,855,515
Net Increase in Net Assets from Operations	$9,818,336

See accompanying notes to financial statements.
10

Wanger Select 2015 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(37,179)	$(444,641)
Net realized gain (loss) on:
Investments	29,983,268	47,154,484
Foreign currency translations	(938)	(1,001)
Net change in unrealized appreciation (depreciation) on:
Investments	(20,126,825)	(41,047,938)
Foreign currency translations	10	—
Net Increase in Net Assets from Operations	9,818,336	5,660,904
Distributions to Shareholders From:
Net realized gains	(46,251,052)	(27,182,215)
Total Distributions to Shareholders	(46,251,052)	(27,182,215)
Share Transactions:
Subscriptions	979,006	3,027,845
Distributions reinvested	46,251,052	27,182,215
Redemptions	(36,255,864)	(74,952,830)
Net Increase (Decrease) from Share Transactions	10,974,194	(44,742,770)
Total Decrease in Net Assets	(25,458,522)	(66,264,081)
Net Assets:
Beginning of period	191,646,524	257,910,605
End of period	$166,188,002	$191,646,524
Overdistributed Net Investment Income	$(76,673)	$(39,494)

See accompanying notes to financial statements.
11

Wanger Select 2015 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2015		2014		2013	2012		2011		2010
Net Asset Value, Beginning of Period	$32.99		$36.41		$27.54	$23.35		$28.99		$23.05
Income from Investment Operations:
Net investment income (loss)	(0.01)		(0.07)		(0.05)	0.16		(0.06)		(0.09)
Net realized and unrealized gain (loss)	2.06		1.07		9.46	4.15		(4.99)		6.17
Total from Investment Operations	2.05		1.00		9.41	4.31		(5.05)		6.08
Less Distributions to Shareholders:
Net investment income	—		—		(0.09)	(0.12)		(0.59)		(0.14)
Net realized gains	(9.48)		(4.42)		(0.45)	—		—		—
Total Distributions to Shareholders	(9.48)		(4.42)		(0.54)	(0.12)		(0.59)		(0.14)
Net Asset Value, End of Period	$25.56		$32.99		$36.41	$27.54		$23.35		$28.99
Total Return	5.97%		3.17%		34.58%	18.46%		(17.68)%		26.57%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (a)	0.96	%(b)	0.93	%(c)	0.93%	0.92%		0.93%		0.93%
Total net expenses (a)	0.89	%(b)	0.93	%(c)	0.93%	0.91	%(d)	0.93	%(d)	0.93	%(d)
Net investment income (loss)	(0.04	)%(b)	(0.20)%		(0.15)%	0.60%		(0.24)%		(0.38)%
Portfolio turnover rate	34%		18%		24%	20%		23%		30%
Net assets, end of period (000s)	$166,188		$191,647		$257,911	$235,155		$242,543		$345,960

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
12

Wanger Select 2015 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds (ETFs) are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The

13

Wanger Select 2015 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

net lending income earned by the Fund as of June 30, 2015, is included in the Statement of Operations.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2015:

Goldman Sachs & Co. ($)
Liabilities
Securities loaned	5,863,150
Total Liabilities	5,863,150
Total Financial and Derivative Net Assets	(5,863,150)
Financial Instruments	5,743,626
Net Amount (a)	(119,524)

(a) Represents the net amount due from/(to) counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the six months ended June 30, 2015, the annualized effective investment advisory fee rate, net of fee waivers, was 0.73% of the Fund's average daily net assets.

Effective May 1, 2015, CWAM has contractually agreed to waive 0.20% of the advisory fee through April 30, 2016. When determining whether the Fund's total expenses exceed the voluntary expense cap described below, the Fund's net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund's total expenses. This arrangement may be modified or amended with approval from all parties to the arrangement.

Through April 30, 2016, CWAM has contractually agreed to bear a portion of the Fund's expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.35% of the Fund's average daily net assets. For the six months ended June 30, 2015, the Fund was not reimbursed any expenses by CWAM.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

14

Wanger Select 2015 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

For the six months ended June 30, 2015, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the six months ended June 30, 2015, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $104,910 and $477,765, respectively.

5.  Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the Trust entered into a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the six months ended June 30, 2015.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2015	Year ended December 31, 2014
Shares sold	30,405	89,274
Shares issued in reinvestment of dividend distributions	1,794,763	852,642
Less shares redeemed	(1,132,322)	(2,214,780)
Net increase (decrease) in shares outstanding	692,846	(1,272,864)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2015, were $56,500,356 and $89,969,084, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At June 30, 2015, two unaffiliated shareholder accounts owned an aggregate of 90.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

15

Wanger Select 2015 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger Select (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers (as does the Board's Investment Performance Analysis Committee), and receives monthly reports from CWAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2015 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on six separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Contract Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) CWAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 2, 2015 ("Contract Meeting"), the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient resources to improve performance, including but not limited to resources to hire additional analysts and other investment and operational personnel. Based on these assurances, the Trustees believed that CWAM would have sufficient resources to attract new personnel to help improve performance. In addition, they considered the quality of CWAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2014. The Trustees also considered peer performance rankings for similar time periods, although they generally focused on more recent performance in order to evaluate CWAM's remediation efforts.

The Trustees considered that the Fund had underperformed its peers and benchmark over the one-, three-, and five-year periods ending December 31, 2014 and exposed investors to more risk and volatility versus its peers. The Trustees considered that CWAM had taken steps to reduce risk and volatility in the Fund's portfolio and added additional resources to the management of the Fund in the past year in order to improve performance. The Trustees believed that CWAM was devoting appropriate resources to the Fund's underperformance.

The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve performance of the Fund, that CWAM had reported that these steps were being successfully implemented although still in process; and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance closely. In addition the Trustees considered that the current and former Chief Investment Officer (the "CIO") of CWAM had reported to them at numerous Committee and Board meetings on the corrective steps being taken to improve performance, and Committee representatives met separately with the CIO on multiple occasions to discuss the Fund.

16

Wanger Select 2015 Semiannual Report

Board Approval of the Advisory Agreement

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses were higher than the Lipper and Morningstar peer groups. The Trustees also took into account that the actual advisory fees paid by the Fund were higher than the median versus Lipper and Morningstar peers. In light of the sustained underperformance of the Fund, the Trustees requested and received at the Contract Meeting a contractual fee waiver from CWAM in the amount of 20 basis points for the 2015/2016 fiscal year.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts with similar investment strategies, as detailed in materials provided to the Committee by CWAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to the Columbia Acorn Select Fund's advisory fees at the same asset levels.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as the Fund's investment adviser and of CWAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM's profitability in light of the additional resources to be provided to it by Ameriprise to assist in improving performance.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The Compliance Committee of the Board reviewed CWAM's annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM's soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that CWAM's execution capabilities were generally better than industry peers. The Trustees determined that CWAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Contract Meeting, the Trustees approved continuation of the Advisory Agreement through July 31, 2016.

17

Wanger Select 2015 Semiannual Report

This page intentionally left blank.

18

Wanger Select 2015 Semiannual Report

This page intentionally left blank.

19

Wanger Select 2015 Semiannual Report

Proxy Voting Results

Results of Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders of Wanger Advisors Trust (the Trust), was held on February 27, 2015 to ask shareholders to vote in favor of the election of nine nominated trustees to the Board. A proxy statement that described the proposals was mailed to shareholders of record as of December 31, 2014.

Proposal: Each of the trustee nominees was elected to the Board as follows:

Trustee	For	Against/Withhold	Abstain/Broker Non-Votes
Laura M. Born	38,573,110.511	1,474,696.806	0
Maureen M. Culhane	38,532,107.983	1,515,699.334	0
Margaret M. Eisen	38,602,975.936	1,444,831.381	0
Thomas M. Goldstein	38,638,023.815	1,409,783.502	0
John C. Heaton	38,662,930.626	1,384,876.691	0
Steven N. Kaplan	38,557,270.785	1,490,536.532	0
Charles R. Phillips	38,564,485.454	1,483,321.863	0
David J. Rudis	38,588,800.594	1,459,006.723	0
P. Zachary Egan	38,642,128.122	1,405,679.195	0

20

Wanger Select 2015 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born, Chair of the Board
Steven N. Kaplan, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
David J. Rudis
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Alan G. Berkshire
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Paul B. Goucher
Assistant Secretary

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal Financial and Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Ryan C. Larrenaga
Assistant Secretary

Satoshi Matsunaga
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Matthew S. Szafranski
Vice President

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiathreadneedle.com/us, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

COLUMBIA WANGER FUNDS

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.  C-1465 F (8/15) 1274575

SEMIANNUAL REPORT

June 30, 2015

COLUMBIA WANGER FUNDS

Managed by Columbia Wanger Asset Management, LLC

WANGER USA

Wanger USA

2015 Semiannual Report

1	Understanding Your Expenses
2	Battery Technology and its Implications
4	Performance Review
6	Statement of Investments
12	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
18	Board Approval of the Advisory Agreement
20	Results of Special Meeting of Shareholders

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2015, CWAM managed $27 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks and expenses of the Fund before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectuses for the Fund and your variable contract carefully before investing.

The views expressed in "Battery Technology and its Implications" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2015 Semiannual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2015 – June 30, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger USA	1,000.00	1,000.00	1,078.70	1,019.89	5.10	4.96	0.99

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger USA 2015 Semiannual Report

Battery Technology and its Implications

Battery History

Alessandro Volta was a professor of physics at the University of Pavia in Italy at a time of great debate about electricity. He was also a skilled maker of scientific instruments, including machines that could generate an electrostatic charge. After reading a paper noting a torpedo fish could create electric shocks, and proposing that the process creating the charge could be imitated, Volta created the undisputed first battery.1 As described in a paper he wrote in March 1800, the battery consisted of a column of zinc and copper discs separated by brine-soaked cardboard.2

Within months, others were making variations of Volta's battery and improved versions were developed. The batteries were largely used in laboratory equipment, often to enable electrolysis, which resulted in scientific discoveries such as the separation of water into oxygen and hydrogen, as well as discoveries of other elements including sodium and magnesium.3 For several decades, electroplating of metal appears to have been the primary commercial use of batteries.4

All batteries have anode and cathode electrodes as well as an acid or alkaline electrolyte, which facilitates movement of electricity between the electrodes. Components in existing batteries have been refined over time and often later replaced by new materials. In 1839, Sir William Robert Grove, a Welsh judge and physical scientist, made a version utilizing zinc in sulfuric acid and platinum in nitric acid, which produced a then-powerful charge of 1.8 volts but emitted poisonous nitric oxide gas. In the 1850s, German chemist Robert Bunsen created a much cheaper version of Grove's battery by substituting carbon for platinum.5

Telegraphs were developed in the 1830s and 1840s, and became widespread after inventor Samuel Morse's 1844 Washington, D.C. to Baltimore link. That initial line used huge Grove batteries at both ends plus 150-pound Grove batteries at relay points in between. Within 30 years there were 650,000 land miles of telegraph cable6 and, since telegraphs then needed battery powered relays every few miles to boost their signals, commercial demand for batteries boomed. Telegraph office batteries initially needed regular care on strict schedules. The electrodes had to be cleaned or replaced, and the electrolyte needed replenishing.7

The first practical rechargeable battery was developed in 18598 by French physicist Gaston Planté using lead because it was readily available, cheap and amenable to recharging.9 The next battery breakthrough came in 1866 when French engineer Georges Leclanché created a simple, cheap battery consisting of a glass jar with manganese dioxide and zinc electrodes, a small bar of carbon, and an ammonium chloride electrolyte, which was then a common household chemical (sal ammoniac) used in cleaning and baking. This was the first battery not to use acid and, when discharged, replacing the sal ammoniac would revitalize it. Millions were produced for telegraphs, doorbells and telephones, though the battery was good only for intermittent use.10

German chemist Carl Gassner in 1887 patented his "dry cell" battery, consisting of a zinc can as the anode, ammonium chloride and plaster of paris as a dry electrolyte and carbon as the cathode. Producing a steady 1.5 volts, this was apparently the first battery requiring no maintenance. This compact six-inch long battery was durable and was mass-produced to power alarm clocks and bicycle lights.11

Batteries powered many of the first cars. The 1894 Electrobat had 1,500 pounds of lead-acid batteries.12 Of the 4,200 automobiles sold in the United States in the year 1900, battery powered cars were the most popular, followed by steam powered cars. Fewer than 1,000 were powered by gasoline.13

American inventor and businessman Thomas Edison was a proponent of battery-powered cars, and was determined to create a new rechargeable battery with triple the capacity of the lead-acid battery.14 His team experimented with hundreds of different compounds for a better automotive battery. When chided about failed experiments, he said, "No, I didn't fail. I discovered 24,999 ways that the storage battery does not work."15 Ultimately he developed a battery with nickel and iron electrodes and a potassium-based electrolyte that outperformed existing lead-acid batteries by 233%.16 But it was expensive and gasoline-powered cars dominated once the automatic starter (as opposed to a crank) became ubiquitous.

In the 1950s, inventor Samuel Ruben created the alkaline manganese battery in a new AAA size, and licensed it to Mallory, which later became Duracell. That battery was popular in

Kodak flash cameras. Canadian-American chemist Lewis Urry of Eveready invented the modern alkaline battery in 1959.17 His primary innovation was to use powdered zinc, which has dramatically more surface area than solid zinc. Labelled the Energizer, it had 40 times the capacity of the then-ubiquitous zinc-carbon battery.18

As power-hungry portable electronics took off after 1980, the quest for high energy, rechargeable batteries intensified. Nickel-cadmium batteries were invented, but had a "memory effect," which reduced capacity if recharged before depletion, and contained toxic cadmium. Nickel-metal-hydride batteries were also developed, powering cell phones and the first hybrid cars. These batteries had high capacity for the time, but tended to self-discharge when not in use.

Lithium Batteries

Chemists were long aware of lithium's potential in batteries. Lithium is the lightest metal, has half the density of water and, pound per pound, a lithium battery should be able to produce 30 times the energy of a lead-acid battery. However, lithium is too volatile to exist by itself in nature. It will burn or explode when exposed to air and pure lithium must be stored in oil to prevent it from reacting.

Exxon had a venture capital division that recruited British chemist Stanley Whittingham in the 1970s to pursue development of lithium batteries. Whittingham created a coin-sized battery with a lithium-aluminum alloy and a sulfide electrode. The first rechargeable lithium battery was used in a solar-powered watch shipped in 1977. But larger batteries ignited in Exxon's laboratories, and Exxon later exited the business and sold its patents. 19

John Goodenough achieved the breakthrough in lithium batteries. A University of Chicago Ph.D. working at Oxford, he experimented with metal oxides, which could be charged and discharged at higher voltages than sulfides. He also realized that as lithium ions migrate from a sulfide-based cathode, sections of the cathode tend to hollow out and collapse, reducing the ability of the battery to be recharged. Metal oxides in the cathode, in effect, reinforce its structure.

In 1980, Goodenough's team announced the lithium-cobalt-oxide battery.20 His belief in oxides proved correct, as the battery produced about 4 volts versus the 2.4 volts Whittingham

2

Wanger USA 2015 Semiannual Report

achieved.21 "It was the first lithium-ion cathode with the capacity to power both compact and relatively large devices...far superior to anything on the market," said author Steve Levine in his recently published book, The Powerhouse.22 Yet because the battery was unusual, no companies in Europe or the Americas licensed it.

South African Ph.D. Mike Thackeray joined Goodenough during a stint at Oxford and helped invent a nickel-manganese-cobalt (NMC) cathode in place of Goodenough's lithium-cobalt-oxide. The NMC version has less safety risk than Goodenough's first lithium battery and theoretically should provide more energy.23 A version of this battery is used in the Chevrolet Volt.

Battery research funding diminished in the United States during the 1980s, a period of low oil prices and excitement about superconductivity. In Japan, however, battery research continued in earnest. After a decade of work, Japanese researcher Akira Yoshino combined Goodenough's lithium-cobalt-oxide cathode with a carbon anode and, in 1991, Sony shipped a resulting lithium-ion battery for small electronic devices. Later, Sony changed the anode to graphite, which was benign and better absorbed lithium ions, resulting in more power for longer periods. The Sony batteries were wildly successful, spurring knockoffs as well as additional lithium battery research.24

Electric Cars and Other Uses for Batteries

Improving performance and dropping costs have enabled much more sophisticated portable electronics but the biggest potential market for batteries is in automobiles. Thomas Edison said that the internal combustion engine would be a bridge between generations of battery powered cars, and he yet could be proven right (albeit late).25

The basic physics problem confronting battery powered vehicles is the energy density of gasoline versus batteries. A kilogram of gasoline contains about 12,700 watt hours of energy,26 while lithium batteries currently used in automobiles have energy densities ranging from 155 to 233 watt hours per kilogram.27 However, electric motors are over 90% efficient, three times that of gasoline engines,28 and electric vehicles can recapture up to half of energy expended through regenerative breaking,29 reducing the effective energy density gap somewhat.

Another key use for improved batteries is within the electric grid. Renewable power from solar and wind is by nature intermittent, and higher capacity, lower cost batteries will allow the adoption of more renewable energy. As battery performance improves and costs fall, expect to see more electric automobiles and renewable energy.

Potential Breakthroughs

In his book, Levine describes the inventions of various forms of lithium batteries and Argonne National Laboratory's successful effort to win funding as The Joint Center for Energy Storage Research. Argonne's goal is another battery breakthrough, achieving five times the performance at one-fifth the cost in five years. The Joint Center is looking beyond lithium. Argonne's senior scientist George Crabtree notes that new concepts, such as use of materials with double ions, use of reactions on the electrode surface instead of inside them and liquid electrodes, are worth exploring.

Investment Implications

Predicting which battery technology will succeed and which battery companies will profit is extremely difficult and risky. I've been on numerous battery technology wild goose chases, and can vaguely recall talking to Argonne researchers back in the late 1970s. The Columbia Wanger Funds' shareholders have instead benefited from investing downstream, in companies that prospered from improved battery technology. For example, domestic funds had profitable investments in cell phone service providers as the industry consolidated years ago, and more recently in cell tower companies.

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  In 1936 in Eastern Iraq, archeologist Wilhelm Koenig found a five- by three-inch broken clay jar that held a rolled sheet of copper and an iron rod. It dated back to between 200 BC and 200 AD. Koenig realized that with an acid or alkaline liquid, the device would be a functioning battery. Several similar jars have since been found. Google "Baghdad battery" to pursue the mystery and controversy.

2  Seth Fletcher, Bottled Lightning: Superbatteries, Electric Cars, and the New Lithium Economy (New York, Hill and Wang, 2011), p. 11.

3  Henry Schlesinger, The Battery: How Portable Power Sparked a Technological Revolution (New York, HarperCollins, 2010), p. 77.

4  Ibid., p. 50, 65.

5  Ibid., p. 96.

6  Ibid., p. 110, 130.

7  Ibid., p. 139.

8  Fletcher, op. cit., p. 13.

9  Schlesinger, op. cit., p. 145.

10  Ibid., p. 142-143.

11  Ibid., p. 179.

12  Ibid., p. 174.

13  Jim Motavalli, High Voltage: The Fast Track To Plug In the Auto Industry (New York, Rodale, 2011), p. xii.

14  Fletcher, op. cit., p. 14.

15  Schlesinger, op. cit., p. 174.

16  Fletcher, op. cit., 15.

17  NNDB website: nndb.com/people/004/000206383. Accessed April 2, 2015.

18  Schlesinger, op. cit., p. 250.

19  Steve Levine, The Powerhouse: Inside the Invention of a Battery to Save the World (New York, Viking, 2015), p. 21.

20  Ibid., p. 25.

21  Fletcher, op. cit., p. 44.

22  Levine, op. cit., p. 25.

23  Ibid., p. 41-44.

24  Ibid., p. 35.

25  Schlesinger, op. cit., p. 174.

26  Hypertextbook website: hypertextbook.com/facts/2003/ArthurGolnik.shtml. Accessed April 1, 2015.

27  Luke Ottaway, "What Makes Tesla's Batteries So Great?" Torque News, October 19, 2014, on website at: torquenews.com/2250/what-makes-tesla-s-batteries-so-great. Accessed April 3, 2015.

28  Tobias Fleiter and Wolfgang Eichhammer, "Energy efficiency in electric motor systems: Technology, saving potentials and policy options for developing countries," Working Paper 11/2011 published by United Nations Industrial Development Organization, p. 5, unido.org. Accessed April 21, 2015.

29  Source: ProEv Inc. article titled, "Regenerative Braking Efficiency," 2015.

3

Wanger USA 2015 Semiannual Report

Performance Review Wanger USA

Robert A. Mohn* Lead Portfolio Manager	William J. Doyle* Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Wanger USA gained 7.87% for the semiannual period ended June 30, 2015, outperforming its primary benchmark, the Russell 2000 Index, which rose 4.75%. Strong performance in the health care sector, particularly in biotech stocks, fueled the Fund's strong relative performance.

Three of the top five contributors to Fund performance in the half year period were biotech names that develop drugs to fight orphan diseases—rare diseases that affect a small percentage of the population. Focusing on orphan drug companies has been one of the Fund's investment themes. With the support of our health care analyst, we believe we have done an excellent job for our shareholders in selecting stocks within this niche of the biotech sector. Synageva BioPharma gained 120% in the half on news it was being acquired by Alexion Pharmaceuticals. We sold the Fund's position in the stock to capture its strong gains. Ultragenyx Pharmaceutical saw its stock rise on Synageva's announcement and on news of positive test results for an orphan drug in its pipeline. Ultragenyx was up 137% for the half year. Sarepta Therapeutics gained 110% for the period, as it also bounced on the Synageva news, and on a favorable review from the FDA of its drug to treat Duchenne muscular dystrophy. An additional winner in the biotech sector was Seattle Genetics, a developer of antibody-based therapies for cancer, which gained 51% on sector strength.

Other winners included Extra Space Storage, a self-storage facilities owner benefiting from strong same-store operating income growth, along with a spate of accretive acquisitions. Its stock gained 13% for the period. IPG Photonics, a maker of fiber lasers, was also up 13% on solid year-over-year revenue growth.

Rental car companies Hertz and Avis Budget Group were the Fund's biggest detractors in the half, falling 27% and 33%, respectively. Rental car pricing year over year grew less than Wall Street analysts believed it would, but we are comfortable with the rate of pricing growth.

Other laggards in the period included hardwood flooring retailer Lumber Liquidators, which fell 63% after the company received negative publicity early in the period. The Fresh Market, a specialty food retailer, fell 22%. While earnings were slightly above industry estimates, comparative quarterly sales data missed expectations.

Amber Road, a developer of global trade management software delivered via the web, was added to the Fund in the period but had a rough start, falling 30% on disappointing revenue growth guidance. Generac, a manufacturer of standby power generators, had weak year-over-year sales, as electrical power outages fell well below trend. Generac's stock dropped 15% in the semiannual period.

We are encouraged by Wanger USA's performance to date in 2015 and with the progress being made in the Fund's longer term results. For the one-year period ended June 30, 2015, Wanger USA's 9.29% gain was well ahead of the 6.49% return of its benchmark, and Fund results for the five- and 10-year periods also topped the benchmark. During this period, we also saw our orphan drug biotech theme come to fruition. Orphan pharmaceutical Synageva BioPharma, for example, was added to the Fund in the first quarter of 2012 and the position had a cumulative gain of 578% upon its sale in May of this year. After the biotech group's multi-year run-up, we believe that the sector's valuations appear stretched. With the removal of Synageva BioPharma from the portfolio and some selective trimming of other positions, we have recently reduced the Fund's exposure to this area.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

Extra Space Storage	2.9%
IPG Photonics	2.4
Ultragenyx Pharmaceutical	1.5
Avis Budget Group	1.4
The Fresh Market	1.2
Sarepta Therapeutics	1.0
Generac	0.9
Hertz	0.7
Seattle Genetics	0.7
Amber Road	0.4
Lumber Liquidators	0.1

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

* It is expected that Robert A. Mohn, lead portfolio manager of Wanger USA, will step down in the fourth quarter of 2015. William J. Doyle, current co-portfolio manager of Wanger USA, will continue in that role. Mr. Mohn will continue to perform portfolio management services for the Fund leading up to his departure to ensure a smooth transition in management.

4

Wanger USA 2015 Semiannual Report

Growth of a $10,000 Investment in Wanger USA
May 3, 1995 (inception date) through June 30, 2015

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedle.com/us.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through June 30, 2015, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/15

1. Ametek Aerospace/Industrial Instruments	3.3%
2. Mettler-Toledo International Laboratory Equipment	3.1
3. Nordson Dispensing Systems for Adhesives & Coatings	3.0
4. Extra Space Storage Self Storage Facilities	2.9
5. HEICO FAA-approved Aircraft Replacement Parts	2.8
6. Donaldson Industrial Air Filtration	2.6
7. IPG Photonics Fiber Lasers	2.4
8. Cepheid Molecular Diagnostics	2.1
9. Drew Industries RV & Manufactured Home Components	1.7
10. Ansys Simulation Software for Engineers & Designers	1.6

Top 5 Industries

As a percentage of net assets, as of 6/30/15

Information	23.0%
Industrial Goods & Services	21.2
Consumer Goods & Services	14.6
Finance	13.7
Health Care	12.2

Results as of June 30, 2015

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger USA	2.49%	7.87%	9.29%	18.15%	8.53%
Russell 2000 Index**	0.42	4.75	6.49	17.08	8.40

NAV as of 6/30/15: $34.46

*  Not annualized.

** The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

The Fund's annual operating expense ratio of 0.96% is stated as of the Fund's prospectus dated May 1, 2015, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger USA 2015 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Equities – 92.3%
	Information – 23.0%
	Business Software – 7.0%
138,329	Ansys (a) Simulation Software for Engineers & Designers	$12,621,138
147,514	SPS Commerce (a) Supply Chain Management Software Delivered via the Web	9,706,421
118,500	DemandWare (a) E-Commerce Website Platform for Retailers & Apparel Manufacturers	8,422,980
289,690	Textura (a) (b) Construction Vendor Management Software	8,062,073
66,679	NetSuite (a) Enterprise Software Delivered via the Web	6,117,798
118,000	Solera Holdings Software for Automotive Insurance Claims Processing	5,258,080
491,228	Amber Road (a) Global Trade Management Software Delivered via the Web	3,448,420
189,302	inContact (a) Call Center Systems Delivered via the Web & Telco Services	1,868,411
18,505	Cvent (a) Software for Corporate Event Planners & Marketing Platform for Hotels	477,059
		55,982,380
	Instrumentation – 5.5%
71,802	Mettler-Toledo International (a) Laboratory Equipment	24,517,511
230,348	IPG Photonics (a) Fiber Lasers	19,619,891
		44,137,402
	Computer Services – 3.4%
333,000	ExlService Holdings (a) Business Process Outsourcing	11,515,140
139,000	Virtusa (a) Offshore IT Outsourcing	7,144,600
175,000	WNS - ADR (a) Offshore Business Process Outsourcing Services	4,681,250
199,000	Hackett Group IT Integration & Best Practice Research	2,672,570
205,000	RCM Technologies Technology & Engineering Services	1,160,300
		27,173,860
Number of Shares		Value
	Computer Hardware & Related Equipment – 1.0%
68,000	Rogers (a) Printed Circuit Materials & High Performance Foams	$4,497,520
44,000	Belden Specialty Cable	3,574,120
		8,071,640
	Business Information & Marketing Services – 1.0%
432,000	Bankrate (a) Internet Advertising for the Insurance, Credit Card & Banking Markets	4,531,680
220,200	Navigant Consulting (a) Financial Consulting Firm	3,274,374
		7,806,054
	Mobile Communications – 0.9%
241,063	Gogo (a) (b) Provider of Wi-Fi on Airplanes	5,165,980
433,701	Audience (a) (b) Improving Voice Quality for Mobile Devices	2,120,798
		7,286,778
	Financial Processors – 0.8%
46,311	Global Payments Credit Card Processor	4,790,873
176,018	Liquidity Services (a) E-Auctions for Surplus & Salvage Goods	1,695,053
		6,485,926
	Semiconductors & Related Equipment – 0.8%
83,000	Monolithic Power Systems High Performance Analog & Mixed Signal Integrated Circuits	4,208,930
150,000	Atmel Microcontrollers, Radio Frequency & Memory Semiconductors	1,478,250
300,000	Rubicon Technology (a) (b) Producer of Sapphire for the Lighting, Electronics & Automotive Industries	729,000
		6,416,180
	Telephone & Data Services – 0.8%
431,000	Boingo Wireless (a) Wi-Fi & Cellular Communications Networks	3,560,060

See accompanying notes to financial statements.
6

Wanger USA 2015 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Telephone & Data Services – 0.8% (cont)
183,958	Lumos Networks Telephone & Fiber Optic Data Services	$2,720,739
		6,280,799
	Telecommunications Equipment – 0.7%
267,000	Infinera (a) Optical Networking Equipment	5,601,660
	Internet Related – 0.6%
149,847	RetailMeNot (a) (b) Digital Coupon Marketplace	2,671,772
496,000	Vonage (a) Business & Consumer Internet Telephony	2,435,360
		5,107,132
	Contract Manufacturing – 0.5%
211,000	Sanmina (a) Electronic Manufacturing Services	4,253,760
	Total Information	184,603,571
	Industrial Goods & Services – 21.2%
	Machinery – 18.0%
476,934	Ametek Aerospace/Industrial Instruments	26,126,445
309,737	Nordson Dispensing Systems for Adhesives & Coatings	24,125,415
436,336	HEICO FAA-approved Aircraft Replacement Parts	22,152,779
580,000	Donaldson Industrial Air Filtration	20,764,000
143,141	Moog (a) Motion Control Products for Aerospace, Defense & Industrial Markets	10,117,206
133,517	Toro Turf Maintenance Equipment	9,049,782
179,000	Generac (a) (b) Standby Power Generators	7,115,250
167,000	ESCO Technologies Industrial Filtration & Advanced Measurement Equipment	6,247,470
48,000	Middleby (a) Manufacturer of Cooking Equipment	5,387,040
109,325	Dorman Products (a) (b) Aftermarket Auto Parts Distributor	5,210,429
Number of Shares		Value
100,000	Oshkosh Corporation Specialty Truck Manufacturer	$4,238,000
85,000	Kennametal Consumable Cutting Tools	2,900,200
46,000	Graham Designer & Builder of Vacuum & Heat Transfer Equipment for Process Industries	942,540
		144,376,556
	Industrial Materials & Specialty Chemicals – 1.7%
234,000	Drew Industries RV & Manufactured Home Components	13,576,680
	Construction – 0.6%
234,000	PGT (a) Wind Resistant Windows & Doors	3,395,340
57,000	Lumber Liquidators (a) (b) Hardwood Flooring Retailer	1,180,470
		4,575,810
	Industrial Distribution – 0.5%
54,128	WESCO International (a) Industrial Distributor	3,715,346
	Electrical Components – 0.4%
141,162	Thermon (a) Global Engineered Thermal Solutions	3,397,769
	Total Industrial Goods & Services	169,642,161
	Consumer Goods & Services – 14.6%
	Travel – 3.2%
256,179	Avis Budget Group (a) Car Rental Company	11,292,370
304,000	Hertz (a) U.S. Rental Car Operator	5,508,480
148,000	HomeAway (a) Vacation Rental Online Marketplace	4,605,760
42,814	Choice Hotels Franchisor of Budget Hotel Brands	2,322,660
17,000	Vail Resorts Ski Resort Operator & Developer	1,856,400
		25,585,670

See accompanying notes to financial statements.
7

Wanger USA 2015 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Retail – 2.5%
302,000	The Fresh Market (a) (b) Specialty Food Retailer	$9,706,280
51,782	Casey's General Stores Owner/Operator of Convenience Stores	4,957,609
151,929	Zulily (a) (b) E-Commerce Retailer Offering Flash Sale Events	1,981,154
54,000	Blue Nile (a) Online Jewelry Retailer	1,641,060
20,000	Fossil (a) Watch Designer & Retailer	1,387,200
116,229	Gaiam (a) Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV	760,137
		20,433,440
	Other Durable Goods – 2.4%
112,467	Cavco Industries (a) Manufactured Homes	8,484,510
226,624	Select Comfort (a) Specialty Mattresses	6,814,584
246,000	Gentex Manufacturer of Auto Parts	4,039,320
		19,338,414
	Consumer Goods Distribution – 2.0%
150,000	Pool Swimming Pool Supplies & Equipment Distributor	10,527,000
61,000	United Natural Foods (a) Distributor of Natural/Organic Foods to Grocery Stores	3,884,480
78,000	The Chefs' Warehouse (a) (b) Distributor of Specialty Foods to Fine Dining Restaurants	1,656,720
		16,068,200
	Furniture & Textiles – 1.5%
90,561	Caesarstone (Israel) Quartz Countertops	6,207,051
230,000	Knoll Office Furniture	5,756,900
		11,963,951
Number of Shares		Value
	Restaurants – 1.3%
83,000	Papa John's International Franchisor of Pizza Restaurants	$6,275,630
78,500	Fiesta Restaurant Group (a) Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana	3,925,000
		10,200,630
	Other Consumer Services – 0.9%
179,500	Blackhawk Network (a) Third-party Distributor of Prepaid Content, Mostly Gift Cards	7,395,400
	Leisure Products – 0.8%
218,414	Performance Sports Group (a) Sporting Goods Manufacturer	3,931,452
67,486	Arctic Cat Manufacturer of ATVs & Snowmobiles	2,241,210
		6,172,662
	Total Consumer Goods & Services	117,158,367
	Finance – 13.7%
	Banks – 7.8%
79,000	SVB Financial Group (a) Bank to Venture Capitalists	11,374,420
253,000	Lakeland Financial Indiana Bank	10,972,610
318,000	MB Financial Chicago Bank	10,951,920
529,000	Associated Banc-Corp Midwest Bank	10,722,830
161,194	Hancock Holding Gulf Coast Bank	5,143,700
666,200	First Busey Illinois Bank	4,376,934
417,993	TrustCo Bank New York State Bank	2,938,491
97,858	Sandy Spring Bancorp Baltimore & Washington, D.C. Bank	2,738,067
187,000	First Commonwealth Western Pennsylvania Bank	1,793,330
100,890	Guaranty Bancorp Colorado Bank	1,665,694
		62,677,996

See accompanying notes to financial statements.
8

Wanger USA 2015 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Finance Companies – 2.2%
294,748	CAI International (a) International Container Leasing	$6,068,861
65,000	World Acceptance (a) (b) Personal Loans	3,998,150
128,900	McGrath Rentcorp Mini-rental Conglomerate	3,922,427
200,760	Marlin Business Services Small Equipment Leasing	3,388,829
		17,378,267
	Brokerage & Money Management – 1.3%
206,000	SEI Investments Mutual Fund Administration & Investment Management	10,100,180
	Insurance – 1.0%
298,518	Patriot National (a) Underwriting, Claims Administration & Case Management Outsourcing for Workers Comp Insurers	4,776,288
81,000	Allied World Assurance Company Holdings Commercial Lines Insurance/Reinsurance	3,500,820
		8,277,108
	Savings & Loans – 1.0%
253,600	LegacyTexas Texas Thrift	7,658,720
	Diversified Financial Companies – 0.4%
146,500	Leucadia National Holding Company	3,557,020
	Total Finance	109,649,291
	Health Care – 12.2%
	Biotechnology & Drug Delivery – 4.3%
115,200	Ultragenyx Pharmaceutical (a) Biotech Focused on "Ultra-Orphan" Drugs	11,795,328
258,000	Sarepta Therapeutics (a) (b) Biotech Focused on Rare Diseases	7,850,940
110,000	Seattle Genetics (a) Antibody-based Therapies for Cancer	5,324,000
156,200	Celldex Therapeutics (a) Biotech Developing Drugs for Cancer	3,939,364
Number of Shares		Value
28,000	Agios Pharmaceuticals (a) (b) Biotech Focused on Cancer & Orphan Diseases	$3,111,920
10,000	Intercept Pharmaceuticals (a) Biotech Developing Drugs for Several Diseases	2,413,800
		34,435,352
	Medical Supplies – 3.3%
270,000	Cepheid (a) Molecular Diagnostics	16,510,500
68,500	Bio-Techne Maker of Consumables & Systems for the Life Science Market	6,745,195
139,800	VWR (a) Distributor of Lab Supplies	3,736,854
		26,992,549
	Health Care Services – 2.1%
111,000	Medidata Solutions (a) Cloud-based Software for Drug Studies	6,029,520
303,900	Allscripts Healthcare Solutions (a) Health Care IT	4,157,352
87,000	HealthSouth Inpatient Rehabilitation Facilities & Home Health Care	4,007,220
70,000	Envision Healthcare Holdings (a) Provider of Health Care Outsourcing Services	2,763,600
		16,957,692
	Medical Equipment & Devices – 1.3%
154,000	Wright Medical Group (a) Foot & Ankle Replacement	4,044,040
38,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	3,815,960
47,000	Abaxis Instruments & Tests for Vet & Medical Markets	2,419,560
		10,279,560
	Pharmaceuticals – 1.2%
218,712	Akorn (a) Developer, Manufacturer & Distributor of Specialty Generic Drugs	9,548,966
	Total Health Care	98,214,119

See accompanying notes to financial statements.
9

Wanger USA 2015 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2015

Number of Shares		Value
	Other Industries – 5.1%
	Real Estate – 3.4%
353,000	Extra Space Storage Self Storage Facilities	$23,022,660
137,300	EdR Student Housing	4,305,728
		27,328,388
	Transportation – 1.7%
281,523	Rush Enterprises, Class A (a)	7,378,718
63,150	Rush Enterprises, Class B (a) Truck Sales & Service	1,515,600
250,000	Heartland Express Regional Trucker	5,057,500
		13,951,818
	Total Other Industries	41,280,206
	Energy & Minerals – 2.5%
	Oil & Gas Producers – 1.6%
83,000	Carrizo Oil & Gas (a) Oil & Gas Producer	4,086,920
59,000	PDC Energy (a) Oil & Gas Producer in the United States	3,164,760
61,000	SM Energy Oil & Gas Producer	2,813,320
40,000	Clayton Williams (a) (b) Oil & Gas Producer	2,630,000
		12,695,000
	Oil Services – 0.5%
56,000	Gulfport Energy (a) Oil & Gas Producer Focused on Utica Shale in Ohio	2,254,000
80,000	Hornbeck Offshore (a) Supply Vessel Operator in Gulf of Mexico	1,642,400
		3,896,400
	Mining – 0.4%
30,000	Core Labs (Netherlands) (b) Oil & Gas Reservoir Consulting	3,421,200
	Total Energy & Minerals	20,012,600
Total Equities (Cost: $419,626,082) – 92.3%		740,560,315	(c)
Number of Shares		Value
Short-Term Investments – 8.1%
64,667,857	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$64,667,857
Total Short-Term Investments (Cost: $64,667,857) – 8.1%		64,667,857
Securities Lending Collateral – 3.5%
28,183,600	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	28,183,600
Total Securities Lending Collateral (Cost: $28,183,600) – 3.5%		28,183,600
Total Investments (Cost: $512,477,539) (e) – 103.9%		833,411,772
Obligation to Return Collateral for Securities Loaned – (3.5)%		(28,183,600)
Cash and Other Assets Less Liabilities – (0.4)%		(2,961,636)
Net Assets – 100.0%		$802,266,536

ADR = American Depositary Receipts

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $28,066,648.

(c)  On June 30, 2015, the market value of foreign securities represented 1.20% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$6,207,051	0.77
Netherlands	3,421,200	0.43
Total Foreign Portfolio	$9,628,251	1.20

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $512,477,539 and net unrealized appreciation was $320,934,233 consisting of gross unrealized appreciation of $337,245,032 and gross unrealized depreciation of $16,310,799.

See accompanying notes to financial statements.
10

Wanger USA 2015 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2015

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$184,603,571	$—	$—	$184,603,571
Industrial Goods & Services	169,642,161	—	—	169,642,161
Consumer Goods & Services	117,158,367	—	—	117,158,367
Finance	109,649,291	—	—	109,649,291
Health Care	98,214,119	—	—	98,214,119
Other Industries	41,280,206	—	—	41,280,206
Energy & Minerals	20,012,600	—	—	20,012,600
Total Equities	740,560,315	—	—	740,560,315
Total Short-Term Investments	64,667,857	—	—	64,667,857
Total Securities Lending Collateral	28,183,600	—	—	28,183,600
Total Investments	$833,411,772	$—	$—	$833,411,772

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.
11

Wanger USA 2015 Semiannual Report

Statement of Assets and Liabilities
June 30, 2015 (Unaudited)

Assets:
Investments, at cost	$512,477,539
Investments, at value (including securities on loan of $28,066,648)	$833,411,772
Receivable for:
Investments sold	1,337,133
Fund shares sold	16,750
Securities lending income	26,055
Dividends	274,729
Trustees' deferred compensation plan	145,259
Prepaid expenses	55,798
Total Assets	835,267,496
Liabilities:
Collateral on securities loaned	28,183,600
Payable for:
Investments purchased	3,271,772
Fund shares redeemed	1,312,459
Investment advisory fee	18,850
Administration fee	1,093
Transfer agent fee	2
Trustees' fees	1,424
Custody fee	4,096
Reports to shareholders	50,883
Chief compliance officer expenses	499
Trustees' deferred compensation plan	145,259
Other liabilities	11,023
Total Liabilities	33,000,960
Net Assets	$802,266,536
Composition of Net Assets:
Paid-in capital	$362,157,440
Overdistributed net investment income	(958,424)
Accumulated net realized gain	120,133,287
Net unrealized appreciation (depreciation) on:
Investments	320,934,233
Net Assets	$802,266,536
Fund Shares Outstanding	23,281,074
Net asset value, offering price and redemption price per share	$34.46

Statement of Operations
For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $4,950)	$2,963,722
Income from securities lending—net	147,359
Total Investment Income	3,111,081
Expenses:
Investment advisory fee	3,437,681
Transfer agent fees	291
Administration fee	199,458
Trustees' fees	24,395
Custody fees	9,397
Reports to shareholders	133,671
Audit fees	18,551
Legal fees	72,141
Chief compliance officer expenses	14,378
Commitment fee for line of credit (Note 5)	6,115
Other expenses	17,083
Total Expenses	3,933,161
Net Investment Loss	(822,080)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	121,855,236
Net realized gain	121,855,236
Net change in unrealized appreciation (depreciation) on:
Investments	(60,182,305)
Net change in unrealized depreciation	(60,182,305)
Net realized and unrealized gain	61,672,931
Net Increase in Net Assets from Operations	$60,850,851

See accompanying notes to financial statements.
12

Wanger USA 2015 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(822,080)	$(1,263,876)
Net realized gain (loss) on:
Investments	121,855,236	126,938,117
Net change in unrealized appreciation (depreciation) on:
Investments	(60,182,305)	(89,118,632)
Net Increase in Net Assets from Operations	60,850,851	36,555,609
Distributions to Shareholders From:
Net realized gains	(125,247,249)	(104,323,181)
Total Distributions to Shareholders	(125,247,249)	(104,323,181)
Share Transactions:
Subscriptions	6,956,105	7,982,236
Distributions reinvested	125,247,249	104,323,181
Redemptions	(66,473,203)	(155,747,913)
Net Increase (Decrease) from Share Transactions	65,730,151	(43,442,496)
Total Increase (Decrease) in Net Assets	1,333,753	(111,210,068)
Net Assets:
Beginning of period	800,932,783	912,142,851
End of period	$802,266,536	$800,932,783
Overdistributed Net Investment Income	$(958,424)	$(136,344)

See accompanying notes to financial statements.
13

Wanger USA 2015 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2015		2014	2013	2012		2011		2010
Net Asset Value, Beginning of Period	$37.71		$41.13	$33.84	$29.80		$33.86		$27.45
Income from Investment Operations:
Net investment income (loss)	(0.04)		(0.06)	(0.05)	0.15		(0.13)		(0.10)
Net realized and unrealized gain (loss)	3.08		1.70	10.79	5.63		(0.82)		6.51
Total from Investment Operations	3.04		1.64	10.74	5.78		(0.95)		6.41
Less Distributions to Shareholders:
Net investment income	—		—	(0.06)	(0.11)		—		—
Net realized gains	(6.29)		(5.06)	(3.39)	(1.63)		(3.11)		—
Total Distributions to Shareholders	(6.29)		(5.06)	(3.45)	(1.74)		(3.11)		—
Net Asset Value, End of Period	$34.46		$37.71	$41.13	$33.84		$29.80		$33.86
Total Return	7.87%		4.78%	33.75%	20.02	%(a)	(3.49	)%(a)	23.35	%(a)
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (b)	0.99	%(c)	0.96%	0.96%	0.96%		0.94%		0.98	%(d)
Total net expenses (b)	0.99	%(c)	0.96%	0.96%	0.96	%(e)	0.93	%(e)	0.97	%(d)(e)
Net investment income (loss)	(0.21	)%(c)	(0.15)%	(0.12)%	0.45%		(0.40)%		(0.35)%
Portfolio turnover rate	18%		14%	15%	12%		10%		27%
Net assets, end of period (000s)	$802,267		$800,933	$912,143	$782,222		$757,562		$911,424

Notes to Financial Highlights

(a)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
14

Wanger USA 2015 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds (ETFs) are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2015, is included in the Statement of Operations.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2015:

Goldman Sachs & Co. $
Liabilities
Securities loaned	28,183,600
Total Liabilities	28,183,600
Total Financial and Derivative Net Assets	(28,183,600)
Financial instruments	28,066,648
Net Amount (a)	(116,952)

(a) Represents the net amount due from/(to) counterparties in the event of default.

15

Wanger USA 2015 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the six months ended June 30, 2015, the annualized effective investment advisory fee rate was 0.86% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2015, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the six months ended June 30, 2015, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $23,444,690.

5.  Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the Trust entered into a revolving credit facility in the amount of $400 million

16

Wanger USA 2015 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the six months ended June 30, 2015.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2015	Year ended December 31, 2014
Shares sold	183,299	208,916
Shares issued in reinvestment of dividend distributions	3,591,834	2,944,487
Less shares redeemed	(1,735,185)	(4,090,881)
Net increase (decrease) in shares outstanding	2,039,948	(937,478)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2015, were $138,549,323 and $235,395,883, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At June 30, 2015, two unaffiliated shareholder accounts owned an aggregate of 32.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 60.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

17

Wanger USA 2015 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger USA (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers (as does the Board's Investment Performance Analysis Committee), and receives monthly reports from CWAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2015 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on six separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Contract Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) CWAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 2, 2015 ("Contract Meeting), the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient resources to improve performance, including but not limited to resources to hire additional analysts and other investment and operational personnel. Based on those assurances, the Trustees believed that CWAM would have sufficient resources to attract new personnel to help improve performance. In addition, they considered the quality of CWAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2014. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the three-year period.

The Trustees considered that the Fund had outperformed its Morningstar peer group for the three-year period ending December 31, 2014 but lagged peers in the one- and five-year periods. The Trustees noted that the Fund had also underperformed its benchmark in all periods. The Trustees also considered the Fund's risk ratings versus peers. The Trustees considered CWAM's explanation for the Fund's underperformance and believed the performance remediation plan provided by CWAM was reasonably designed to improve the Fund's performance.

The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve performance of the Fund, that CWAM had reported that these steps were being successfully implemented although still in process; and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance closely. In addition the Trustees considered that the current and former Chief Investment Officer (the "CIO") of CWAM had reported to them at numerous Committee and Board meetings on the corrective steps being taken to improve performance, and Committee representatives met separately with the CIO on multiple occasions to discuss the Fund.

18

Wanger USA 2015 Semiannual Report

Board Approval of the Advisory Agreement

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses and actual advisory fees paid were higher than the median of both the Lipper and Morningstar peer groups.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in materials provided to the Committee by CWAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to the Columbia Acorn USA Fund's advisory fees at the same asset levels. The Trustees also examined CWAM's institutional separate account fees for parallel investment strategies and determined that institutional account advisory fees tended to be lower than the Fund. The Trustees noted that CWAM performs significant additional services for the Fund that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Fund's other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, CWAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rate of advisory fees payable to CWAM was reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account CWAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as the Fund's investment adviser and of CWAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM's profitability in light of the additional resources to be provided to it by Ameriprise to assist in improving performance.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The Compliance Committee of the Board reviewed CWAM's annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM's soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that CWAM's execution capabilities were generally better than industry peers. The Trustees determined that CWAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Contract Meeting, the Trustees approved continuation of the Advisory Agreement through July 31, 2016.

19

Wanger USA 2015 Semiannual Report

Proxy Voting Results

Results of Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders of Wanger Advisors Trust (the Trust), was held on February 27, 2015 to ask shareholders to vote in favor of the election of nine nominated trustees to the Board. A proxy statement that described the proposals was mailed to shareholders of record as of December 31, 2014.

Proposal: Each of the trustee nominees was elected to the Board as follows:

Trustee	For	Against/Withhold	Abstain/Broker Non-Votes
Laura M. Born	38,573,110.511	1,474,696.806	0
Maureen M. Culhane	38,532,107.983	1,515,699.334	0
Margaret M. Eisen	38,602,975.936	1,444,831.381	0
Thomas M. Goldstein	38,638,023.815	1,409,783.502	0
John C. Heaton	38,662,930.626	1,384,876.691	0
Steven N. Kaplan	38,557,270.785	1,490,536.532	0
Charles R. Phillips	38,564,485.454	1,483,321.863	0
David J. Rudis	38,588,800.594	1,459,006.723	0
P. Zachary Egan	38,642,128.122	1,405,679.195	0

20

Wanger USA 2015 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born, Chair of the Board
Steven N. Kaplan, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
David J. Rudis
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Alan G. Berkshire
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Paul B. Goucher
Assistant Secretary

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal Financial and Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Ryan C. Larrenaga
Assistant Secretary

Satoshi Matsunaga
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Matthew S. Szafranski
Vice President

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management,LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiathreadneedle.com/us, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiathreadneedle.com/us approximately 30 to 40 days after each month end.

COLUMBIA WANGER FUNDS

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.  C-1470 F (8/15) 1274606

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	August 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	August 19, 2015

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer

Date	August 19, 2015